NATIONS RESERVES
                  (formerly known as The Capitol Mutual Funds)

                       Statement of Additional Information

                              NATIONS CASH RESERVES
                          NATIONS MONEY MARKET RESERVES
                            NATIONS TREASURY RESERVES
                           NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                          NATIONS ASSET ALLOCATION FUND
                           NATIONS CAPITAL INCOME FUND
                     NATIONS CALIFORNIA MUNICIPAL BOND FUND
                         NATIONS INTERMEDIATE BOND FUND
                             NATIONS BLUE CHIP FUND

 CAPITAL, ADVISER, LIQUIDITY, MARKET, INVESTOR, SERVICE, DAILY, TRUST, INVESTOR
  A, INVESTOR B, INVESTOR C, PRIMARY A, PRIMARY B, MARSICO AND SEAFIRST SHARES

                                 AUGUST 1, 1999


This Statement of Additional Information (the "SAI") is not a prospectus. It is intended to provide additional information regarding the eleven series of Nations Reserves (the "Trust") and should be read in conjunction with the Trust's prospectuses dated August 1, 1999, as supplemented (each a "Prospectus" and collectively, the "Prospectuses"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings as assigned in the Prospectuses. Copies of the Prospectuses may be obtained without charge by writing Nations Funds c/o the Distributor, Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at (800) 321-7854.

                                            TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
HISTORY OF THE TRUST.........................................................................       1
DESCRIPTION OF THE TRUST AND THE INVESTMENTS AND RISKS
OF ITS FUNDS ................................................................................       1
        General..............................................................................       1
        Investment Limitations ..............................................................       2
        Permissible Fund Investments.........................................................       8
        Asset-Backed Securities..............................................................       9
        Borrowings...........................................................................      14
        Commercial Instruments...............................................................      14
        Combined Transactions................................................................      15
        Convertible Securities...............................................................      15
        Corporate Debt Securities............................................................      16
        Custodial Receipts...................................................................      16
        Currency Swaps.......................................................................      16
        Delayed Delivery Transactions........................................................      17
        Dollar Roll Transactions ............................................................      17
        Equity Swap Contracts ...............................................................      17
        Foreign Currency Transactions .......................................................      18
        Futures, Options and Other Derivative
              Instruments....................................................................      19
        Risk Factors Associated with Futures and Options Transactions........................      25
        Guaranteed Investment Contracts......................................................      35
        Insured Municipal Securities ........................................................      35
        Interest Rate Transactions ..........................................................      35
        Lower Rated Debt Securities..........................................................      36
        Municipal Securities ................................................................      37
        Options on Currencies................................................................      49
        Other Investment Companies...........................................................      49
        Participation Interests and Company Receipts.........................................      50
        Real Estate Investment Trusts........................................................      50
        Repurchase Agreements ...............................................................      50
        Reverse Repurchase Agreements .......................................................      50
        Securities Lending...................................................................      51
        Short Sales..........................................................................      51
        Special Situations...................................................................      51
        Stand-by Commitments ................................................................      52
        Stripped Securities..................................................................      52
        U.S. and Foreign Bank Obligations....................................................      53
        U.S. Government Obligations..........................................................      54
        Use of Segregated and Other Special Accounts.........................................      54
        Variable and Floating Rate Instruments ..............................................      54
        Warrants.............................................................................      55
        When-Issued Purchases and Forward Commitments  ......................................      55
        Portfolio Turnover...................................................................      56
        Investment Risks.....................................................................      56

MANAGEMENT OF THE TRUST......................................................................      57
        Nations Funds Retirement Plan........................................................      62
        Nations Funds Deferred Compensation Plan.............................................      62
        Shareholder and Trustee Liability....................................................      64

                                        i


INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS .....................................................................      65
        Investment Adviser and Sub-Advisers..................................................      65
        Co-Administrators and Sub-Administrator..............................................      70
        Distribution Plans and Shareholder Servicing
            Arrangements for
            Liquidity Class..................................................................      73
            Market Class.....................................................................      75
            Adviser Class....................................................................      76
            Trust Class......................................................................      78
            Daily Class......................................................................      78
            Service Class....................................................................      80
            Investor Class...................................................................      81
            Investor A Shares................................................................      82
            Investor B Shares................................................................      83
            Investor C Shares................................................................      84
            Primary B Shares.................................................................      86
            Marsico Shares...................................................................      86
            Seafirst Shares..................................................................      87
        Expenses.............................................................................      88
        Transfer Agents and Custodians.......................................................      89
        Distributor..........................................................................      89
        Independent Accountant and Reports...................................................      90
        Counsel..............................................................................      91

FUND TRANSACTIONS AND BROKERAGE..............................................................      91
        General Brokerage Policy.............................................................      91
        Brokerage Commissions................................................................      93
        Section 28(e) Standards..............................................................      93

DESCRIPTION OF SHARES........................................................................      94
        Description of Shares of the Trust...................................................      94
        Purchase and Redemption of Fund Shares...............................................      95
        Exchanges............................................................................      97
        Determination of Net Asset Value.....................................................      97
        Non-Money Market Funds...............................................................      98

ADDITIONAL INFORMATION CONCERNING TAXES......................................................      99
        General..............................................................................      99
        Excise Tax ..........................................................................      99
        Taxation of Fund Investments.........................................................      99
        Foreign Taxes .......................................................................     101
        Capital Gain Distributions...........................................................     101
        Disposition of Fund Shares...........................................................     101
        Federal Income Tax Rates.............................................................     102
        Corporate Shareholders...............................................................     102
        Foreign Shareholders.................................................................     102
        New Regulations......................................................................     102
        Backup Withholding...................................................................     102
        Additional Consideration for Nations Municipal Reserves, Nations California Tax-
            Exempt Reserves and Nations California Municipal Bond Fund.......................     102

        Additional Consideration for Nations California Tax-Exempt Reserves and
            Nations California Municipal Bond Fund...........................................     103
        Other Matters........................................................................     104

                                       ii

PERFORMANCE INFORMATION......................................................................     104
        General..............................................................................     104
        Money Market Funds...................................................................     104
        Yield Calculations...................................................................     105
        Total Return Calculations............................................................     111

SCHEDULE A - Description of Ratings..........................................................     A-1

                           HISTORY OF NATIONS RESERVES

 Nations Reserves (formerly known as The Capitol Mutual Funds),(1)(referred to herein as the "Trust") is an open-end registered investment company in the Nations Funds family, which consists of the Trust, Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc., Nations Annuity Trust and Nations Master Investment Trust.

         The Trust was organized as a Massachusetts business trust on January 22, 1990. It has a fiscal year end of March 31st.

                          DESCRIPTION OF THE TRUST AND
                     THE INVESTMENTS AND RISKS OF ITS FUNDS


         GENERAL

         The Agreement and Declaration of Trust under which the Trust was duly established permits the Trust to offer separate series of units of beneficial interest ("shares"). Each share of each series represents an equal proportionate interest in that series. This Statement of Additional Information ("SAI") relates to the Trust's Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves and the Nations California Tax-Exempt Reserves (collectively referred to as the "Money Market Funds"), and to the Trust's Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Fund and Nations Blue Chip Fund (collectively referred to as the "Non-Money Market Funds," and, together with the Money Market Funds, the "Funds").

         Nations Intermediate Bond Fund and Nations Blue Chip Fund are sometimes referred to herein as the "Feeder Funds." The Feeder Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios having the same investment objective as the Master Portfolios of Nations Master Investment Trust ("NMIT"), an open-end management investment company. Nations Intermediate Bond Fund invests substantially all of its assets in Nations Intermediate Bond Master Portfolio. Nations Blue Chip Fund invests substantially all of its assets in Nations Blue Chip Master Portfolio.

         Each share of the Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

--------------
1 More specifically, Nations Reserves is the name under which The Capitol Mutual
  Funds conducts business.

         Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of the Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of when the 1940 Act requires voting by fund.

         As of August 1, 1999, Bank of America, N.A. ("Bank of America") and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of the Trust and therefore could be considered to be a controlling person of the Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.

         The Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. The Trust's By-Laws provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of the Trust entitled to be voted at such meeting.

         NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds, except Nations Blue Chip Fund and Nations Intermediate Bond Fund. Chicago Equity Partners Corporation ("Chicago Equity") is co-investment sub-adviser with TradeStreet Investment Associates, Inc. ("TradeStreet") to Nations Asset Allocation Fund. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to all other Funds, except Nations Blue Chip Fund and Nations Intermediate Bond Fund. Nations Intermediate Bond Fund and Nations Blue Chip Fund invest all of their assets in Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio, respectively (each a "Master Portfolio"). NBAI is the investment adviser, and TradeStreet is the investment sub-adviser, to each Master Portfolio. On or about September 1, 1999, NBAI will change its name to Banc of America Advisors, Inc. ("BAAI"). Accordingly, the remainder of this SAI refers to the name of the investment adviser as BAAI. As used herein the term "Adviser" shall mean BAAI, TradeStreet, and/or Chicago Equity as the context may require.

         This SAI is intended to furnish prospective investors with additional information concerning the Companies and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. No investment in the Funds' Shares should be made without first reading the related Prospectuses.

         INVESTMENT LIMITATIONS

         Information concerning each Fund's investment objective is set forth in each Prospectus. There can be no assurance that the Funds will achieve their objectives. The features of the Funds' principal investment strategies and the principal risks associated with those investment strategies also are discussed in the Prospectuses. The most significant investment restrictions applicable to the Funds' investment programs are set forth below:

         The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI. In addition,, each Fund is seeking or has obtained permission from the SEC to borrow money from or lend money to other funds of the companies, and to other investment companies that permit such transactions, and for which BAAI serves as investment adviser.

         Each Fund (except with respect to certain Funds whose restrictions are enumerated separately) will not:

1. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (E.G., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves may not:

1.       Acquire more than 10% of the voting securities of any one issuer.

2.       Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies;
         (b) may enter into repurchase agreement and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, illiquid restricted securities and other securities which are not readily marketable are not to exceed, in the aggregate, 10% of the Fund's total assets and (c) the Funds (except Nations Municipal Reserves) may engage in securities lending as described in each prospectus and in this SAI.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of other money market funds. Under these rules and regulations, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. It is the position of the Securities and Exchange Commission's Staff that certain nongovernmental issues of CMOs and REMICS constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, or partner of the Trust or Adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees and partners owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interest in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13.      Write or purchase puts, calls or combinations thereof.

14. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. Nations Money Market Reserves may not:

1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. Act as an underwriter of securities within the meaning of the 1933 Act except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

7. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

8.       Purchase securities of companies for the purpose of exercising control.

9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with the current regulations of the SEC, the Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Fund, could be changed only in the event that such regulations of the Securities and Exchange Commission are amended in the future.

10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to: (i) instruments issued or guarantee by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. In construing Investment Limitation 10 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.

         Although the foregoing investment limitations would permit Nations Money Market Reserves to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Fund would notify its shareholders and add appropriate descriptions concerning the instruments to the Prospectuses and this SAI.

         As stated in the Prospectuses, securities subject to unconditional demand features acquired by Nations Money Market Reserves must satisfy special SEC diversification requirements. In particular, a security that has an unconditional demand feature or other guarantee (as defined by SEC regulations) which is issued by a person that, directly or indirectly, does not control, and is not controlled by or under common control with, the issuer of the security (an "Unconditional Demand Feature") is subject to the following diversification requirements: Immediately after the acquisition of the security, Nations Money Market Reserves may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Demand Features from the same person, except that the Fund may invest up to 25% of its total assets in securities subject to Unconditional Demand Features of persons that are rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO).

         Nations California Tax-Exempt Reserves may not:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

2. Underwrite any issue of securities within the meaning of the 1933 Act, except when it might be technically deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) not withstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act. Notwithstanding the above limitation, there is no limitation with respect to investments by any of the Funds in repurchase agreements, domestic bank obligations and certain bank obligations considered to be issued by domestic banks purchase to regulations or pronouncements of the Securities and Exchange Commission or its staff.

4. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

5. Purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, future contracts and options on future contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

6.       Make loans, except to the extent permitted by the 1940 Act.

Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio may not:

1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
       (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

5.     Make loans, except to the extent permitted by the 1940 Act.

6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS:

1. Nations Treasury Reserves may not write covered call options or purchase put options as long as the Fund invests exclusively in U.S. Treasury obligations, separately traded component parts of such obligations transferable through the Federal book-entry system, and repurchase agreements involving such obligations.

2. Nations California Tax-Exempt Reserves may not purchase the securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer; (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by 1940 Act and (c) the 5% limitation may be temporarily exceeded provided that the discrepancy is eliminated as the end of the quarter or within 30 days thereafter.

       Notwithstanding the foregoing restriction, the California Tax-Exempt Reserves invest without regard to 5% limitation in securities subject to certain guarantees and certain money market Fund securities in accordance with Rule 2a-7 under 1940 Act or any successor rule, and otherwise permitted in accordance with Rule 2a-7 or any successor rule.

3. Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio may not: sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For this purpose, a deposit or payment by a Fund for initial or maintenance margin in connection with future contracts is not considered to be the purchase or sale of a security on margin.

4. Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Master Portfolio and Nations Blue Chip Master Portfolio may not purchase securities of other investment companies except as permitted by the 1940 Act.

5. Nations California Municipal Bond Fund may not purchase securities of companies for the purpose of exercising control.

6. Nations Intermediate Bond Master Portfolio, Nations Blue Chip Master Portfolio, Nations Asset Allocation Fund, Nations Capital Income Fund and Nations California Municipal Bond Fund may not write or sell puts, calls, straddles, spreads or combinations thereof except that a Fund may acquire standby commitments and may enter into futures contracts and options in accordance with their investment objectives.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

PERMISSIBLE FUND INVESTMENTS

         In addition to the principal investment strategies for each Fund, which are outlined in the Funds' prospectuses, each Fund also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, E.G., most Funds may invest in money market instruments without limit during temporary defensive periods). These types of securities are listed below for each portfolio and then are described in more detail after this sub-section.

         Nations Asset Allocation Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         Nations Blue Chip Fund: In addition to the types of securities described in the Fund's Prospectus, the Blue Chip Master Portfolio (in which the Fund invests all of its assets) may invest in: cash equivalents, which include the following short-term interest rate bearing instruments--obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, time deposits and other interest-bearing deposits issued by domestic and foreign banks and foreign branches of U.S. banks, foreign government securities and commercial papers issued by U.S. and foreign issuers which is rated at the time of purchase at least Prime-2 by Moody's or A-2 by S&P, Duff & Phelps and Fitch IBCA. For a description of ratings, see Appendix A to this SAI. The Master Portfolio also may invest in certain specified derivative securities including: exchange-traded options, over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Master Portfolio also may lend its portfolios securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. It also may invest in real estate investment trust securities, securities issued by other investment companies, consistent with the Master Portfolio's investment objective and policies.

         Nations Capital Income Fund: In addition to the types of securities described in the Fund's Prospectus, the Fund may invest in: Eurodollar convertible securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, money market securities, investment grade debt securities, cash equivalents, options, securities purchase on a when-issued, forward-commitment or delayed-settlement basis. The Fund also may invest in: certain specified derivative securities including: exchange-traded options, over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund also may lend its portfolios securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. It also may invest in real estate investment trust securities, securities issued by other investment companies, consistent with the Fund's investment objective and policies.

         Nations Intermediate Bond Fund: In addition to the types of securities described in the Fund's Prospectus, the Intermediate Bond Master Portfolio (in which the Fund invests all of its assets) may invest in: municipal securities, cash equivalents, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Master Portfolio may lend its securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Master Portfolio may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Master Portfolio may purchase securities issued by other investment companies, consistent with its investment objective and policies. The Master Portfolio also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         Nations California Municipal Bond Fund: below investment-grade municipal securities, short-term taxable and non-taxable obligations, repurchase agreements, private activity bonds, certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. The Fund may lend its Fund securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. The Fund may engage in reverse repurchase agreements and dollar roll transactions. Additionally, the Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.

         Nations California Tax-Exempt Reserves: cash equivalents and taxable obligations, during temporary defensive periods.

         Nations Cash Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements.

         Nations Treasury Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors.

         Nations Municipal Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements.

         Additional information on the particular types of securities in which certain Funds may invest in is set forth below.

ASSET-BACKED SECURITIES

        IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

         ADDITIONAL INFORMATION ON MORTGAGE-BACKED SECURITIES.

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

     Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

         NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

         While the market for Asset-backed Securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

BORROWINGS

         NFT, NFI and NFP participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Agreement over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 1999.

COMMERCIAL INSTRUMENTS

         Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two Nationally Rated Statistical Rating Organizations ("NRSROs"), are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by NFI's Board of Directors on the advice of the Adviser.

         Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

         Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

         Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

         Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

COMBINED TRANSACTIONS

         Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

CONVERTIBLE SECURITIES

         Certain Funds may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an Nationally Recognized Statistical Rating Organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which a Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

CORPORATE DEBT SECURITIES

         Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

         The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (E.G., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc. ("Moody's")). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Directors of the Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

CUSTODIAL RECEIPTS

         Certain Funds may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

CURRENCY SWAPS

         Certain Funds also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

DELAYED DELIVERY TRANSACTIONS

         In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

DOLLAR ROLL TRANSACTIONS

         Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EQUITY SWAP CONTRACTS

         Certain Funds may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

         If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

         Certain Funds may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

         Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed 15% of the Fund's total assets.

          The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

FOREIGN CURRENCY TRANSACTIONS

         Certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

         The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         The Funds are dollar-denominated mutual funds and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

         FUTURES CONTRACTS IN GENERAL. A futures contract is an agreement between two parties for the future delivery of fixed income securities or equity securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

         While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

         FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

         The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

         STOCK INDEX FUTURES CONTRACTS. Certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

         In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to purchase a position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. Certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

         OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDICES AND OPTIONS ON EQUITY SECURITIES. Certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

         Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

         OPTIONS AND FUTURES STRATEGIES. The Adviser may seek to increase the current return of certain Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC Rule 32.4, a Fund will not make these investments.

         The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.

         WRITING COVERED OPTIONS ON SECURITIES. Certain Funds may write covered call options and covered put options on securities in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

        A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

         PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         PURCHASE AND SALE OF INTEREST RATE FUTURES. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

         PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

         A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

         LIMITATIONS ON PURCHASE OF OPTIONS. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

Risk Factors Associated with Futures and Options Transactions

         The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

         In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

         RISK OF IMPERFECT CORRELATION. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

         The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

         A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

         The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

         REGULATIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

         When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors/Trustees.

         Additional Information on Futures and Options

         As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I.Interest Rate Futures Contracts.

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges-principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.  Index Futures Contracts.

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE: Buy the Future
               Hedge Objective: Protect Against Increasing Price

       Portfolio                                                   Futures

                                                              -Day Hedge is Placed

Anticipate Buying $62,500                                              Buying 1 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $62,500/
                                                                       Contract

                                                              -Day Hedge is Lifted-

Buy Equity Portfolio with                                              Sell 1 Index Futures at 130
     Actual Cost = $65,000                                             Value of Futures = $65,000/
     Increase in Purchase                                                       Contract
Price = $2,500                                                         Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
          Objective: Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Selling $1,000,000                                          Sell 16 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $1,000,000

                                                              -Day Hedge is Lifted-

Equity Portfolio-Own                                                   Buy 16 Index Futures at 120
     Stock with Value = $960,000                                       Value of Futures = $960,000
     Loss in Portfolio                                                 Gain on Futures = $40,000
       Value = $40 000

      IF, HOWEVER, THE MARKET MOVED IN THE OPPOSITE DIRECTION, THAT IS, MARKET VALUE DECREASED AND THE FUND HAD ENTERED INTO AN ANTICIPATORY PURCHASE HEDGE, OR MARKET VALUE INCREASED AND THE FUND HAD HEDGED ITS STOCK PORTFOLIO, THE RESULTS OF THE FUND'S TRANSACTIONS IN STOCK INDEX FUTURES WOULD BE AS SET FORTH BELOW.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Buying $62,500                                              Buying 1 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $62,500/
                                                                       Contract

                                                              -Day Hedge is Lifted-

Buy Equity Portfolio with                                              Sell 1 Index Futures at 120
     Actual Cost = $60,000                                             Value of Futures = $60,000/Contract
     Decrease in Purchase                                              Loss on Futures = $2,500
        Price = $2,500                                                     Contract


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1.0

              Portfolio                                                Futures

                                                              -Day Hedge is Placed

Anticipate Selling $1,000,000                                          Sell 16 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $1,000,000

                                                              -Day Hedge is Lifted-

Equity Portfolio-Own                                                    Buy 16 Index Futures at 130
     Stock with Value = $1,040,000                                      Value of Futures = $1,040,000
     Gain in Portfolio = $40,000                                        Loss of Futures = $40,000
       Value = $40 000

III. Margin Payments

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at Al. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   Options on Futures Contracts.

         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

      Accounting Treatment.
      ---------------------

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.



GUARANTEED INVESTMENT CONTRACTS

         Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

         A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

INSURED MUNICIPAL SECURITIES

         Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

INTEREST RATE TRANSACTIONS

         Among the strategic transactions into which certain Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Fund will usually enter into swaps on a net basis, I.E., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

LOWER RATED DEBT SECURITIES

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

         The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

         Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

         Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

MUNICIPAL SECURITIES

         GENERALLY. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

         In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

         Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

         In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         The following information relates specifically to the Nations California Tax-Exempt Reserves and the California Municipal Bond Fund:

This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

ECONOMIC FACTORS

FISCAL YEARS PRIOR TO 1995-96. Pressures on the State's budget in the late 1980's and early l990's were caused by a combination of external economic conditions and growth of the largest General Fund Program--K-14 education, health, welfare and corrections--at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as result of recent federal and State welfare reform initiatives.

As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had period of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficits in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year Plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

1995-96, 1996-97 AND 1997-98 FISCAL YEARS

With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the l990's, totaling $1.8 billion as of June 30, 1998. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last two fiscal years.

In each of these two fiscal years, the State budget contained the following major features:

1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98. These additional funds allowed several new education initiatives to be funded, and raised K-14 per-pupil spending to around $4,900 by Fiscal Year 1996-97. See "STATE FINANCES" - Proposition 98".

2. The Budgets restrained health and welfare spending levels, holding to reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and federal welfare reform also helped, but as a whole the federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

3. General Fund support for the University of California and the California State University system grew by an average of 5.2 percent increase, 3.3 percent and 6 percent per year, respectively, and there were no increases in student fees.

4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

5. There were no tax increases, and starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. As a result, there was no dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

1998-99 FISCAL YEAR

On January 9, 1998, the Governor projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. In May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected on January 9, 1998. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

For the current fiscal year, the State legislature did not adhere to the constitutional requirement that it adopt its budget for the upcoming fiscal year by midnight of June 15th. On July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare programs from July 1st through August 5th. The Legislature passed the Budget Bill on August 11, 1998.

FISCAL YEAR 1998-99 BUDGET ACT

On August 21, 1998, the Governor signed the Budget Act, but vetoed expenditures of $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

The Budget Act anticipated General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. In May of 1999, the Governor released new projections for the balance of the 1998-99 fiscal year (the "May Update"). The May Update showed that the State's economy grew stronger in late 1998 and into 1999 than had been anticipated. Most of the increase was reviewed from personal income taxes, reflecting stronger wage employment than previously estimated, and additional growth in capital gain realizations resulting from the stock market's rise.

After giving effect to the Governor's vetoes, the Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projected a balance in the SFEU as of June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of general fund revenues. The May update projects that the SFEU will have a balance of almost $1.9 billion as of June 30, 1999. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

The Budget Act provides that starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the general fund of approximately $500 million in the 1998-99 Fiscal year and about $1 billion annually thereafter. In addition to the cut in VLF, the 1998-99 Budget includes both temporary and permanent increases, in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

The following were the major features of the 1998-99 Budget Act:

Proposition 98 funding for K-14 schools is increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to "settle up" prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Governor held $250 million of education funds which were vetoed as set-aside for enactment of additional reforms. Overall, per-pupil spending for K-14 schools under Proposition 98 is increased to $5,695, more than one-third higher than the level in the last recession year of 1993-94. The 1998-99 Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

Funding for higher education increased substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.

The Budget Act includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in nine years. Future increases will depend on sufficient general fund revenue to trigger the phased cuts in VLF described above.

Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

Various other highlights of the Budget included new funding for resources projects, dedication of $376 million of general fund moneys for capital outlay projects, funding of a three percent State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipates receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.

After the Budget Act was signed, and prior to the close of the Legislative session on August 31, 1998, the Legislature passed a variety of fiscal bills. The Governor had until September 30, 1998 to sign or veto these bills. The bills with the most significant fiscal impact which the Governor signed include $235 million for certain water system improvements in Southern California, $243 million for the State's share of the purchase of environmentally sensitive forest lands, $178 million for state prisons, $160 million for housing assistance, and $125 million for juvenile facilities. The Governor also signed bills totaling $223 million for education programs which were part of the Governor's $250 million veto "set aside," and $32 million for local governments' fiscal relief. In addition, he signed a bill reducing by $577 million the State's obligation to contribute to the State Teachers' Retirement System in the 1998-99 Fiscal Year.

Although California's strong economy is producing additional revenues for the State government, the State's budget continues to be under stress from mandated spending on education and services. There can be no assurances that, if economic conditions weaken in the United States or abroad, or other factors intercede, the State will not experience gaps in the future.

PROPOSED 1999-2000 FISCAL YEAR BUDGET

On January 8, 1999, the Governor released his proposed budget for the 1999-2000 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimates general fund revenues and transfers in 1999-2000 of $60.3 billion, a 7.1% increase from revised 1998-99 figures. The Governor proposes expenditures of $60.5 billion, a 3.8% increase from 1998-99. The Proposed Budget projects a balance in the SFEU of $414.5 million on June 30, 2000 and is expanded to $42.8 billion, an increase of $2.8 billion over 1998-99.

The Proposed Budget incorporates a proposal to obtain federal waiver and federal funding for the current state-funded family planning program, titled Family Planning, Access, Care and Treatment ("Family PACT"). The federal funding of approximately $122 million will reduce General Fund expenditures for Medi-Cal by a similar amount, $62 million of which savings will be used to assist in balancing the 1999-2000 budget.

THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

REVENUE DISTRIBUTION. Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

HEALTH CARE LEGISLATION. Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to MediCal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a MediCal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

MORTGAGES AND DEEDS. Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain Debt Obligations in Nations California Municipal Bond Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on AD VALOREM real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit AD VALOREM taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum AD VALOREM tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to AD VALOREM taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any AD VALOREM property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July l, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4. Prohibits the imposition of AD VALOREM taxes on real property by local governmental entities except as permitted by Article XIIIA;

5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

8. Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27
(1991) , subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, 11 Cal. 4th 220
(1995), REH'G DENIED, MODIFIED [45 Cal. Rptr. 2d 204] (1995), the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

California Senate Bill 1590, introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

PROPOSITION 218. On November 5, 1996, the voters of the State of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the 1995 California State Supreme Court decision in Rossi v. Brown, 9 Cal. 4th 688 [38 Cal. Rptr. 2d 363] (1995), which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an AD VALOREM tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

OTHER INVESTMENT INFORMATION. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of Nations California Municipal Bond Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

If the Trust's Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund at the close of each quarter of the Fund's taxable year, the Board would re-evaluate each Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

OPTIONS ON CURRENCIES

         Certain Funds may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

OTHER INVESTMENT COMPANIES

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

PARTICIPATION INTERESTS AND COMPANY RECEIPTS

         The Government Bond Fund also may purchase from domestic financial institutions and trusts created by such institutions participation interests and trust receipts in high quality debt securities. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. As to certain instruments for which the Fund will be able to demand payment, the Fund intends to exercise its right to do so only upon a default under the terms of the security, as needed to provide liquidity or to maintain or improve the quality of its investment portfolio. It is possible that a participation interest or trust receipt may be deemed to be an extension of credit by the Fund to the issuing financial institution rather than to the obligor of the underlying security and may not be directly entitled to the protection of any collateral security provided by the obligor. In such event, the ability of the Fund to obtain repayment could depend on the issuing financial institution.

         Participation interests and trust receipts may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less (as defined by the SEC). If a participation interest or trust receipt is unrated, the Adviser will have determined that the interest or receipt is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by the Board of Directors. For certain participation interests or trust receipts the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest or trust receipt in the securities involved, plus accrued interest.

REAL ESTATE INVESTMENT TRUSTS

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gain from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

REPURCHASE AGREEMENTS

         The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

SECURITIES LENDING

         To increase return on portfolio securities, certain Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

SHORT SALES

         Certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

SPECIAL SITUATIONS

         Certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

STAND-BY COMMITMENTS

         Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

         The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

         A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

         Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

         The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

STRIPPED SECURITIES

         Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Directors if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. AND FOREIGN BANK OBLIGATIONS

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

         Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the established by the Board of Directors of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 20% of total assets at the time of investment.

         Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. GOVERNMENT OBLIGATIONS

         Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations.
Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

VARIABLE- AND FLOATING-RATE INSTRUMENTS

         Certain Funds may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

         The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

WARRANTS

         Certain Funds are permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

PORTFOLIO TURNOVER

         Generally, the Equity Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Portfolio and its shareholders. For the Funds' portfolio turnover rates, see the "Financial Highlights" in the Prospectus.

INVESTMENT RISKS

         In addition to the risks identified in certain of the securities descriptions above, there also are general investment risks associated with an investment in any of the Funds.

         Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these levels will continue.

         Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund, as non-diversified funds, typically invest in California municipal securities. Therefore, events affecting the State of California could have a greater impact on the Fund's net asset value.

         The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. In addition, obligations with the lowest investment grade rating (E.G., "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

         Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Fund Securities."

         Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

                             MANAGEMENT OF THE TRUST
                             -----------------------

         The business and affairs of the Trust are managed under the direction of its Boards of Trustees. This SAI contains the names of and general background information concerning each Trustee.

         The Trust and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

         The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and the officers of the Trust and their principal occupations for the last five years are set forth below.

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------
Edmund L. Benson, III, 62             Director                           Director, President and Treasurer, Saunders &
Saunders & Benson, Inc.                                                  Benson, Inc. (Insurance), Insurance Managers,
1510 Willow Lawn Drive                                                   Inc. (insurance);  Trustee, Nations Reserves,
Suite 216                                                                Master  Investment  Trust,   Nations  Annuity
Richmond, VA 23230                                                       Trust  and  Nations  Fund  Trust;   Director,
                                                                         Nations Fund,  Inc.,  Nations LifeGoal Funds,
                                                                         Inc., and Nations Fund Portfolios, Inc.

James Ermer, 56                       Director                           Retired  Executive Vice President,  Corporate
11511 Compass Point Drive                                                Development   and  Planning  -  Land  America
Ft. Meyers, FL  33908                                                    (title  insurance);  Senior  Vice  President,
                                                                         Finance - CSX Corporation (transportation and
                                                                         natural  resources);  Director  National Mine
                                                                         Service  (mining  supplies),   Lawyers  Title
                                                                         Corporation (title insurance),  Nations Fund,
                                                                         Inc.,  Nations  Fund  Portfolios,   Inc.  and
                                                                         Nations  LifeGoal  Funds,   Inc.;  Trustee  -
                                                                         Nations Reserves, Nations Fund Trust, Nations
                                                                         Annuity Trust and Nations  Master  Investment
                                                                         Trust.

William H. Grigg, 66                  Director                           Chairman  Emeritus since July 1997,  Chairman
Duke Power Co.                                                           and Chief  Executive  Officer from April 1994
16092A Reap Road                                                         to July 1997 - Duke Power Co.; Director - The
Albermarle, NC  28001                                                    Shaw Group, Inc.; Director and Vice Chairman,
                                                                         Aegis  Insurance  Services,  Ltd.  (a  mutual
                                                                         insurance      company      in      Bermuda);
                                                                         Director-Hatteras  Income  Securities,  Inc.,
                                                                         Nations  Government  Income  Term Trust 2003,
                                                                         Inc.,  Nations  Government  Income Term Trust
                                                                         2004, Inc.,  Nations Balanced Target Maturity
                                                                         Fund, Inc.,  Nations Fund, Inc., Nations Fund
                                                                         Portfolios,  Inc. and Nations LifeGoal Funds,
                                                                         Inc.;  Trustee  - Nations  Reserves,  Nations
                                                                         Fund Trust, Nations Annuity Trust and Nations
                                                                         Master Investment Trust.


                                       66

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

Thomas F. Keller, 67                  Director                           R.J. Reynolds Industries Professor
Fuqua School of Business                                                 of Business Administration and
P.O. Box 90120                                                           Former Dean - Fuqua School of
Duke University                                                          Business, Duke University; Director
Durham, NC 27708                                                         - LADD Furniture, Inc. (furniture),
                                                                         Wendy's International, Inc.
                                                                         (restaurant operating and
                                                                         franchising), American Business
                                                                         Products, Inc. (printing services),
                                                                         Dimon, Inc. (tobacco), Biogen, Inc.
                                                                         (pharmaceutical biotechnology),
                                                                         Hatteras Income Securities, Inc.,
                                                                         Nations Government Income Term Trust
                                                                         2003, Inc., Nations Government
                                                                         Income Term Trust 2004, Inc.,
                                                                         Nations Balanced Target Maturity
                                                                         Fund, Inc., Nations Fund, Inc.,
                                                                         Nations Fund Portfolios, Inc. and
                                                                         Nations LifeGoal Funds, Inc.;
                                                                         Trustee - The Mentor Funds, Mentor
                                                                         Institutional Trust, Cash Reserve
                                                                         Trust, Nations Reserves, Nations
                                                                         Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust.

Carl E. Mundy, Jr., 64                Director                           President and CEO - USO from May
USO World Headquarters                                                   1996 to present; Commandant - United
Washington Navy Yard                                                     States Marine Corps from July 1991
Building 198                                                             to July 1995; Director -
901 M Street, S.E.                                                       Shering-Plough (pharmaceuticals and
Washington, D.C.  20374-5096                                             health care products); General
                                                                         Dynamics Corporation (defense
                                                                         systems), Nations Fund, Inc.,
                                                                         Nations Fund Portfolios, Inc. and
                                                                         Nations LifeGoal Funds, Inc.;
                                                                         Trustee - Nations Reserves, Nations
                                                                         Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust.

                                       67

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

Dr. Cornelius J. Pings, 70*           Director/Trustee                   President   -    Association    of   American
480 S. Orange Grove Blvd.                                                Universities from February 1993 to June 1998;
Pasadena, CA  91105                                                      Director  - Farmers  Group,  Inc.  (insurance
                                                                         company),   Nations   Fund,   Inc.,   Nations
                                                                         LifeGoal   Funds,   Inc.   and  Nations  Fund
                                                                         Portfolios, Inc.; Trustee - Master Investment
                                                                         Trust,  Series I from  1995 to  1999,  Master
                                                                         Investment  Trust,  Series  II  from  1995 to
                                                                         1997,  Nations Reserves,  Nations Fund Trust,
                                                                         Nations  Annuity  Trust  and  Nations  Master
                                                                         Investment   Trust.;   Director/Trustee   and
                                                                         Chairman - Pacific  Horizon  Funds,  Inc. and
                                                                         Master  Investment  Trust,   Series  I,  from
                                                                         inception  to  May  1999;   Director  -  Time
                                                                         Horizon Funds and Pacific Innovations Trust.

James B. Sommers*, 60                 Director                           President -  NationsBank  Trust from  January
237 Cherokee Road                                                        1992  to  September   1996;   Executive  Vice
Charlotte, NC  28207                                                     President  -  NationsBank   Corporation  from
                                                                         January 1992 to May 1997;  Chairman - Central
                                                                         Piedmont Community College Foundation;  Board
                                                                         of  Commissioners,   Charlotte/   Mecklenberg
                                                                         Hospital Authority;  Director - Nations Fund,
                                                                         Inc.,  Nations  Fund  Portfolios,   Inc.  and
                                                                         Nations  LifeGoal  Funds,   Inc.;  Trustee  -
                                                                         Central  Piedmont  Community  College;   Mint
                                                                         Museum of Art, Nations Reserves, Nations Fund
                                                                         Trust,  Nations  Annuity  Trust  and  Nations
                                                                         Master Investment Trust.

A. Max Walker*, 77                    President, Director and            Independent  Financial  Consultant;  Director
4580 Windsor Gate Court               Chairman of the Board              and  Chairman of the Board - Hatteras  Income
Atlanta, GA 30342                                                        Securities,  Inc.,  Nations Government Income
                                                                         Term Trust  2003,  Inc.,  Nations  Government
                                                                         Income   Term  Trust  2004,   Inc.,   Nations
                                                                         Balanced   Target   Maturity   Fund,    Inc.;
                                                                         President, Director and Chairman of the Board
                                                                         - Nations Fund, Inc., Nations LifeGoal Funds,
                                                                         Inc.  and  Nations  Fund  Portfolios,   Inc.;
                                                                         President,  Trustee and Chairman of the Board
                                                                         -  Nations  Reserves,   Nations  Fund  Trust,
                                                                         Nations  Annuity  Trust  and  Nations  Master
                                                                         Investment Trust.

                                       68

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

Charles B. Walker, 60                 Director                           Director-Ethyl Corporation (chemical
Albermarle Corporation                                                   manufacturing); Vice Chairman and
Vice Chairman and CFO                                                    Chief Financial Officer - Albemarle
330 South Fourth Street                                                  Corporation (chemical
Richmond, VA 23219                                                       manufacturing); Director - Nations
                                                                         Fund, Inc., Nations Fund Portfolios,
                                                                         Inc. and Nations LifeGoal Funds,
                                                                         Inc.; Trustee - Nations  Reserves,
                                                                         Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment
                                                                         Trust.


Thomas S. Word, Jr.*, 61              Director                           Partner - McGuire, Woods, Battle & Boothe LLP
McGuire, Woods, Battle & Boothe LLP                                      (law   firm);   Director  -   Vaughan-Bassett
One James Center                                                         Furniture   Companies,    Inc.   (furniture),
8th Floor                                                                Nations Fund, Inc.,  Nations Fund Portfolios,
Richmond, VA  23219                                                      Inc.  and  Nations   LifeGoal  Funds,   Inc.;
                                                                         Trustee  -  Nations  Reserves,  Nations  Fund
                                                                         Trust,  Nations  Annuity  Trust  and  Nations
                                                                         Master Investment Trust.

Richard H. Blank, Jr., 42             Secretary and Treasurer            Senior  Vice  President   since  1998,   Vice
Stephens Inc.                                                            President  from 1994 to 1998 and Manager from
111 Center Street                                                        1990 to 1994 - Mutual Fund Services, Stephens
Little Rock, AR  72201                                                   Inc.;  Secretary  since  September  1993  and
                                                                         Treasurer  since  November 1998 Nations Fund,
                                                                         Inc., Nations Fund Portfolios,  Inc., Nations
                                                                         LifeGoal  Funds,   Inc.,   Nations  Reserves,
                                                                         Nations Fund Trust, Nations Annuity Trust and
                                                                         Nations Master Investment Trust.

Michael W. Nolte, 38                  Assistant Secretary                Assistant  Secretary  - Nations  Fund  Trust,
Stephens Inc.                                                            Nations Fund, Inc., Nations Reserves, Nations
                                                                         Fund  Portfolios,   Inc.,   Nations  LifeGoal
                                                                         Funds,   Inc.,   Nations  Annuity  Trust  and
                                                                         Nations Master Investment Trust.


                                       69

                                                                         PRINCIPAL OCCUPATIONS
                                                                         DURING PAST 5 YEARS
                                      POSITION WITH                      AND CURRENT
NAME, ADDRESS, AND AGE                THE TRUST                          DIRECTORSHIPS
----------------------                ---------                          -------------

James E. Banks, 43                    Assistant Secretary                Assistant  Secretary  - Nations  Fund  Trust,
Stephens Inc.                                                            Nations Fund, Inc., Nations Reserves, Nations
                                                                         Fund  Portfolios,   Inc.,   Nations  LifeGoal
                                                                         Funds,   Inc.,   Nations  Annuity  Trust  and
                                                                         Nations Master Investment Trust.

--------------------
* James P. Sommers, A. Max Walker and Thomas S. Word, Jr. are considered "interested persons" of the Trust for purposes of the 1940 Act.

         Mr. Blank serves as Secretary, Treasurer, and Chief Operating Officer to other investment companies for which Stephens Inc. serves as administrator.

         Each Director of the Company is also a Director of Nations Fund, Inc., Nations LifeGoal Funds, Inc. Nations Fund Portfolios, Inc. and a Trustee of Nations Fund Trust, Nations Annuity Trust, and Nations Master Investment Trust, each an open-end registered investment company that is part of the Nations Funds Family. Richard H. Blank, Jr., Michael W. Nolte and James E. Banks, Jr. are also officers of Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc., Nations Annuity Trust and Nations Master Investment Trust and Nations Reserves.

         Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for each telephonic Board meeting attended. All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers receive no direct remuneration in such capacity from the Trust. No person who is an officer, director, or employee of Bank of America or its affiliates serves as an officer, Trustee, or employee of the Trust. The Trustees and officers of Nations Funds own less than 1% of the shares of the Trust.

         The Trust has adopted a Code of Ethics which, among other things, prohibits each access person of the Trust from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a Trustee or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Trust's access persons, other than its "disinterested" Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

NATIONS FUNDS RETIREMENT PLAN

         Under the terms of the Nations Funds Retirement Plan for Eligible Trustees (the "Retirement Plan"), each Trustee may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies (the "Funds") advised by the Adviser. If a Trustee retires before reaching age 65, no benefits are payable. Each eligible Trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate Trustee's fees payable by the Funds during the calendar year in which the Trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible Trustee in quarterly installments for a period of no more than five years. If an eligible Trustee dies after attaining age 65, the Trustee's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the Trustee if he or she had not died. The Retirement Plan is unfunded. The benefits owed to each Trustee are unsecured and subject to the general creditors of the Funds.

NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring Trustee's retirement benefits commence under the Retirement Plan. The Board of Trustees, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his or her deferral account, the balance of the amounts credited to his or her deferral account will be distributed to his or her designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

         Director Compensation Through July 1, 1999
         ------------------------------------------

                                                COMPENSATION TABLE


                                                   PENSION OR
                               AGGREGATE           RETIREMENT         ESTIMATED ANNUAL
                               COMPENSATION        BENEFITS ACCRUED   BENEFITS UPON          TOTAL COMPENSATION
NAME OF PERSON                 FROM                AS PART OF FUND    RETIREMENT             FROM REGISTRANT
POSITION (1)                   REGISTRANT (2)      EXPENSES           PLAN                   & FUND COMPLEX(3)(4)
------------                   ---------------     ---------------    -----------------      --------------
Edmund L. Benson, III               $10,875              $944                $35,000            $77,378
Trustee

James Ermer                          $8,875              $944                $35,000            $65,375
Trustee

William H. Grigg                     $9,875              $944                $35,000            $90,875
Trustee




                                       71


                                                   PENSION OR
                               AGGREGATE           RETIREMENT         ESTIMATED ANNUAL
                               COMPENSATION        BENEFITS ACCRUED   BENEFITS UPON          TOTAL COMPENSATION
NAME OF PERSON                 FROM                AS PART OF FUND    RETIREMENT             FROM REGISTRANT
POSITION (1)                   REGISTRANT (2)      EXPENSES           PLAN                   & FUND COMPLEX(3)(4)
------------                   ---------------     ----------------   -----------------      --------------

Thomas F. Keller                    $10,875              $944                $35,000            $94,875
Trustee

A. Max Walker                       $12,875              $944                $40,000           $110,875
Chairman of the Board

Charles B. Walker                    $9,875              $944                $35,000            $71,375
Trustee

Thomas S. Word                      $10,875              $944                $35,000            $77,375
Trustee

James P. Sommers                     $9,875              $944                $35,000            $73,375
Trustee

Carl E. Mundy, Jr.                  $10,377              $944                $35,000            $74,377
Trustee

Dr. Cornelius Pings                    $0                 $0                   $0                 $0
Trustee

Totals:                             $94,377               $8,496             $329,000         $735,880


(1) All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers of the Trust receive no direct remuneration in such capacity from the Trust.

(2) For current fiscal year and includes estimated future payments. Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc., plus (ii) a fee of $1,000 for attendance at each in-person board meeting attended and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from ten investment companies, including Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc., that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Mundy and Word receive compensation from six investment companies, including Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust, Nations Annuity Trust and Nations LifeGoal Funds, Inc. deemed to be part of the Nations Funds complex.

(4) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edmund L. Benson, III $35,188; William H. Grigg $66,375; Thomas F. Keller $70,375; and Thomas S. Word $70,375.

         Director Compensation After July 1, 1999

         The Board of Trustees of the Company along with the Boards of Directors/Trustees of the other open-end registered investment companies in the Nations Funds family approved a new compensation structure for the Board members, effective July 1, 1999. The new structure compensates the Board members for their services to the Nations Funds family on a flat rate basis, and not on a per registered investment company or per fund basis. The Nations Funds family currently consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Reserves, Nations Annuity Trust, Nations LifeGoal Funds, Inc. and Nations Master Investment Trust.

         Under the new structure, each Board member would receive a base retainer fee in the amount of $65,000 per year, in addition to $5,000 for each in-person meeting attended; in addition to $1,000 for each telephonic meeting attended. Each Board member would be compensated only for a maximum of six in-person meetings per calendar year. In addition, the Chairman of the Boards, currently A. Max Walker, would receive an additional fee of 20% of the base retainer fee; the Chairman of the Audit Committees would receive an additional fee of 10% of the base retainer fee. The members of the Nominating Committees will receive additional compensation at the rate of $1,000 per meeting attended.


SHAREHOLDER AND TRUSTEE LIABILITY

         The Agreement and Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Agreement and Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Agreement and Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Agreement and Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.


                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
 TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
                            DISTRIBUTION AGREEMENTS
                            -----------------------

INVESTMENT ADVISER AND SUB-ADVISERS

         As noted in "Description of the Trust and the Investments and Risks of its Funds--General" in this SAI, NationsBanc Advisors, Inc. ("NBAI") investment adviser to the Funds, except the Feeder Funds, and the Master Portfolios, will change its name to Banc of America Advisors, Inc. ("BAAI"), on or about September 1, 1999. Accordingly, this SAI refers the investment adviser as BAAI.

         BAAI serves as investment adviser to the Funds, except the Feeder Funds, pursuant to an investment advisory agreement (the "Investment Advisory Agreement") dated January 1, 1996, as amended December 2, 1998. Chicago Equity Partners Corporation ("Chicago Equity") serves as co-investment sub-adviser with TradeStreet Investment Associates, Inc. ("TradeStreet") to Nations Asset Allocation Fund pursuant to a co-investment sub-advisory agreement dated May 21, 1999 (the "Co-Investment Sub-Advisory Agreement"). TradeStreet serves as investment sub-adviser to all other Funds except the Feeder Funds, pursuant to an investment sub-advisory agreement dated January 1, 1996, as amended December 2, 1998 (the "Sub-Advisory Agreement," and together with the Co-Investment Sub-Advisory Agreement, the "Sub-Advisory Agreements"). Nations Intermediate Bond Fund and Nations Blue Chip Fund invest 100% of their net investable assets in the Nations Intermediate Bond Master Portfolio and the Nations Blue Chip Master Portfolio (the "Master Portfolios"), respectively, which are portfolios of Nations Master Investment Trust (the "Master Trust"), an open-end management investment company in the Nations Fund Family, and therefore do not have a direct investment adviser. BAAI serves as the investment adviser to the Master Portfolios. TradeStreet serves as the investment sub-adviser to the Nations Intermediate Bond Master Portfolio and Chicago Equity Partners Corporation ("Chicago Equity") services as investment sub-adviser to Nations Blue Chip Master Portfolio.

         BAAI also serves as the investment adviser to the portfolios of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Annuity Trust, Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the investment sub-adviser to Nations Fund Trust, Nations Fund, Inc., Nations Annuity Trust, Nations LifeGoal Funds, Inc., Nations Master Investment Trust, Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., and Hatteras Income Securities, Inc.

         BAAI, TradeStreet and Chicago Equity are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation.

         The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of BAAI or any of its officers, Trustees, employees or agents, BAAI shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Investment Advisory Agreement became effective with respect to a Fund when approved by the Trustees of the Trust, and thereafter continues from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose. The continuation of the Investment Advisory and Sub-Advisory Agreement with TradeStreet was last approved by the Board of Trustees at the November 5-6, 1998 Board of Trustees meeting and the amendment to the Investment Advisory and the Sub-Advisory Agreement with TradeStreet was approved by the Board of Trustees at the December 2, 1998 Board of Trustees meeting.

         The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by BAAI on 60 days' written notice.

         The Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of TradeStreet and/or Chicago Equity or any of their officers, Trustees, employees or agents, TradeStreet and/or Chicago Equity shall not be subject to liability to BAAI or to the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Sub-Advisory Agreements became effective with respect to each Fund as of their execution date and, unless sooner terminated, continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreements are specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of a party to such Agreements (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         The Sub-Advisory Agreements will terminate automatically in the event of their assignment, and are terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by BAAI, TradeStreet or Chicago Equity on 60 days' written notice.

         The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

         For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Trust changed its fiscal year end from April 30th to March 31st), Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI
                                                       1999                1999                 1999
                                                       ----                ----                 ----
Nations Cash Reserves                              $10,651,186          $9,394,814                 $0
Nations Treasury Reserves                            2,472,643           3,152,121             31,236
Nations Government Reserves                            757,681             982,319                  0
Nations Municipal Reserves                             343,134             505,210            114,656

For the fiscal year from May 1, 1997 to April 30, 1998 Nations Cash Reserves,
Nations Treasury Reserves, Nations Government Reserves and Nations Municipal
Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI

Nations Cash Reserves                              $5,755,496          $5,510,631               $0
Nations Treasury Reserves                           1,317,229           1,539,732                0
Nations Government Reserves                           660,333             757,134                0
Nations Municipal Reserves                            306,303             429,881                0

                                       75

For the fiscal year from May 1, 1996 to April 30, 1997 Nations Cash Reserves,
Nations Treasury Reserves, Nations Government Reserves and Nations Municipal
Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI

Nations Cash Reserves                             $2,357,981.18        $2,797,837.24             $0
Nations Treasury Reserves                           780,877.72         1,033,412.10               0
Nations Government Reserves                         277,002.18          556,881.07                0
Nations Municipal Reserves                          137,642.13          437,536.71                0

For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Trust changed its fiscal year end from April 30th to March 31st), BAAI paid
Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Adviser
                                                       1999                1999                 1999
                                                       ----                ----                 ----

Nations Cash Reserves                               $2,205,087              $ 0                  $0
Nations Treasury Reserves                            230,492                  0                   0
Nations Government Reserves                          582,930                  0                   0
Nations Municipal Reserves                           105,670                  0                   0

For the fiscal year from May 1, 1997 to April 30, 1998 BAAI paid Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Adviser

Nations Cash Reserves                               $1,214,726              $ 0                  $0
Nations Treasury Reserves                            290,220                  0                   0
Nations Government Reserves                          146,691                  0                   0
Nations Municipal Reserves                            77,922                  0                   0

For the fiscal year from May 1, 1996 to April 30, 1997 BAAI paid Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Adviser

Nations Cash Reserves                                $567,140               $0                   $0
Nations Treasury Reserves                            199,572                  0                   0
Nations Government Reserves                           91,727                  0                   0
Nations Municipal Reserves                            32,121                  0                   0

         Barnett Capital Advisors, Inc. ("Barnett") assumed the responsibilities as investment adviser for the Emerald Prime Advantage Institutional Fund (the predecessor portfolio to Nations Money Market Reserves) on June 29, 1996 and assumed sole responsibility for the Fund under a new advisory agreement on December 1, 1996.

For the fiscal period from May 16, 1998 to March 31, 1999 the Nations Money
Market Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI
                                                       1999                1999                 1999
                                                       ----                ----                 ----

Nations Money Market Reserves                          $672,666          $1,448,334             $0

For the fiscal period from December 1, 1997 to May 16, 1998 the Emerald Prime
Advantage Institutional Fund paid Advisory fees to Barnett as follows:

                                       76

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Barnett


Emerald Prime Advantage Institutional Fund             $44,692               $0                 $19,626

For the fiscal year from December 1, 1996 to November 30, 1997 the Emerald Prime
Advantage Institutional Fund paid Advisory fees to Barnett as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived           Barnett

Emerald Prime Advantage Institutional Fund           $89,737                $0                $55,159




For the fiscal period from May 16, 1998 to March 31, 1999 the Nations Money
Market Reserves paid Sub-Advisory fees to TradeStreet as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived         TradeStreet
                                                       1999                1999                 1999
                                                       ----                ----                 ----

Nations Money Market Reserves                          $226,797              $0                 $0



         Prior to May 15, 1999, Bank of America National Trust and Savings Association ("Bank of America Adviser") was the investment adviser to the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to Nations California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income Fund) and the Pacific Horizon California Municipal Bond Fund (the predecessor to Nations California Municipal Bond Fund). Prior to May 15, 1999, Bank of America Adviser was also the investment adviser to the Pacific Horizon Investment Grade Bond Master Portfolio (the predecessor to Nations Intermediate Bond Master Portfolio) and the Pacific Horizon Blue Chip Master Portfolio (the predecessor to Nations Blue Chip Master Portfolio).

         For the fiscal year from March 1, 1998 to February 28, 1999, the Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon Asset Allocation Fund, the Pacific Horizon Capital Income Fund, the Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master Portfolio, the Pacific Horizon Blue Chip Master Portfolio, and the Pacific Horizon Blue Chip (Feeder) Fund paid Advisory fees to Bank of America Adviser as follows:

                                                                                           Fees Reimb. by
                                                       Net                  Net           Bank of America
                                                    Fees Paid           Fees Waived           Adviser
                                                       1999                1999                 1999
                                                       ----                ----                 ----

Pacific Horizon California Tax-Exempt Money           $1,548,799             $0                 $0
Market Fund
Pacific Horizon Asset Allocation Fund                 1,089,007               0                  0
Pacific Horizon Capital Income Fund                   1,740,699               0                  0
Pacific Horizon California Municipal Bond              687,688                0                  0
Fund
Pacific Horizon Investment Grade Bond Master           295,046             133,952               0
Portfolio
Pacific Horizon Blue Chip Master Portfolio            4,147,169               0                  0
Pacific Horizon Blue Chip (Feeder) Fund                  N/A                  N/A               38,230


         For the fiscal year from March 1, 1997 to February 28, 1998, the
Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon
Asset Allocation Fund (Pacific Horizon Asset Allocation Master Portfolio prior to June 23, 1997), the Pacific Horizon Capital Income Fund, the Pacific Horizon
California Municipal Bond Fund, the Pacific Horizon Investment Grade Bond Master
Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived       Bank of America
                                                                                              Adviser


Pacific Horizon California Tax-Exempt Money           $1,149,877             $0                 $0
Market Fund
Pacific Horizon Asset Allocation Fund                     0                650,191               0
Pacific Horizon Capital Income Fund                   1,637,658               0                  0
Pacific Horizon California Municipal Bond              828,272             194,717               0
Fund
Pacific Horizon Investment Grade Bond Master           217,339             248,915               0
Portfolio
Pacific Horizon Blue Chip Master Portfolio            3,099,522            262,519               0

         For the fiscal year from March 1, 1996 to February 28, 1997, the
Pacific Horizon California Tax-Exempt Money Market Fund, the Pacific Horizon
Asset Allocation Master Portfolio, the Pacific Horizon Capital Income Fund, the
Pacific Horizon California Municipal Bond Fund, the Pacific Horizon Investment
Grade Bond Master Portfolio and the Pacific Horizon Blue Chip Master Portfolio paid Advisory fees to Bank of America Adviser as follows:

                                       77

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived       Bank of America
                                                                                              Adviser


Pacific Horizon California Tax-Exempt Money            $849,799              $0                 $0
Market Fund
Pacific Horizon Asset Allocation Master                310,609             735,797              31,598
Portfolio
Pacific Horizon Capital Income Fund                   1,220,622               0                 0
Pacific Horizon California Municipal Bond              857,206             244,720              0
Fund
Pacific Horizon Investment Grade Bond Master           171,848             256,439              146,716
Portfolio
Pacific Horizon Blue Chip Master Portfolio            1,740,647            961,001              0

CO-ADMINISTRATORS AND SUB-ADMINISTRATOR

         Stephens Inc. and BAAI (the "Co-Administrators") serve as co administrators of each Fund.

         The Co-Administrators serve under a co-administration agreement ("Co-Administration Agreement"), which was approved by the Board of Trustees on November 5-6, 1998. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreement, administration fees, computed daily and paid monthly, at the indicated annual rate of the following Funds' average daily net assets: 0.10% of each Money Market Fund; 0.22% of each fixed income Fund; and 0.23% of each equity Fund.

         Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to the Trust's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to the Co-Administration Agreement, BAAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. BAAI bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreement may be terminated by a vote of a majority of the Board of Trustees, by Stephens or by BAAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreement provides that Stephens and BAAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or BAAI's, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         BNY serves as sub-administrator for the Funds pursuant to a sub-administration agreement. Pursuant to its terms, BNY assists Stephens and BAAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee which is paid by BAAI from the management fees they receive from the Funds.

         The table set forth below states the net combined Administration fees paid to Stephens and waived for the fiscal years ended April 30, 1997 and 1998 under the previous administration arrangements. As of December 1, 1998, the administration arrangements have been revised. Accordingly, the fees set forth below are shown for the periods, May 1, 1998 through November 30, 1998 and from December 1, 1998 through March 31, 1999. For the fiscal years ended April 30, 1997, 1998, and March 31, 1999 the Funds paid combined administrative fees as follows:

                   Net          Net Fees       Net             Net Fees       Net             Net Fees
                   Fees Paid    Waived         Fees Paid       Waived         Fees Paid       Waived
                   1997         1997           1998            1998           1999            1999
                   --------     --------       --------        ------         --------        ------
Nations Cash
Reserves           $206,640     $1,511,966     $444,739        $3,310,637     $922,159        $5,759,841

Nations Treasury
Reserves
                      67,964        536,800      112,671        839,649        281,755        1,603,245
Nations
Government
Reserves             33,788         244,173      55,996          416,493         87,380         492,620

Nations
Municipal
Reserves             23,309         168,418      29,152          216,243         48,585         272,415
Nations Money
Market Reserves           0               0           0                0        121,254         585,746



      The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal period May 1, 1998 through November 30, 1998.

                               ADMINISTRATION FEES
                               -------------------

                                                                   Fees Paid          Fees Waived
         Nations Cash Reserves                                      $390,477           $3,654,043
         Nations Treasury Reserves                                   112,205            1,030,887
         Nations Government Reserves                                  33,897              311,090
         Nations Money Market Reserves                                22,143              100,249
         Nations Municipal Reserves                                   18,438              365,740



      The table set forth below states the net Co-Administration fees paid to First Data and waived for the fiscal period May 1, 1998 through November 30, 1998.

                             CO-ADMINISTRATION FEES
                             ----------------------

                                                                   Fees Paid          Fees Waived
         Nations Cash Reserves                                       $39,734               $0
         Nations Treasury Reserves                                    11,370                0
         Nations Government Reserves                                   3,441                0
         Nations Money Market Reserves                                 1,991                0
         Nations Municipal Reserves                                    1,860                0


                                       79

      The table set forth below states the net Sub-Administration fees paid to BAAI and waived for the fiscal period May 1, 1998 through November 30, 1998.

                             SUB-ADMINISTRATION FEES
                             -----------------------

                                                                   Fees Paid          Fees Waived
         Nations Cash Reserves                                          $0                 $0
         Nations Treasury Reserves                                       0                  0
         Nations Government Reserves                                     0                  0
         Nations Money Market Reserves                                   0                  0
         Nations Municipal Reserves                                      0                  0


      The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             CO-ADMINISTRATION FEES
                             ----------------------

                                                                   Fees Paid          Fees Waived
         Nations Cash Reserves                                          $0                 $0
         Nations Treasury Reserves                                       0                  0
         Nations Government Reserves                                     0                  0
         Nations Money Market Reserves                                   0                  0
         Nations Municipal Reserves                                      0                  0


      The table set forth below states the net Co-Administration fees paid to Stephens and waived for the fiscal period December 1, 1998 through March 31, 1999.



                             CO-ADMINISTRATION FEES
                             ----------------------

                                                                   Fees Paid          Fees Waived
         Nations Cash Reserves                                      $225,030           $2,105,798
         Nations Treasury Reserves                                    62,306
         Nations Government Reserves                                  19,781              572,358
         Nations Money Market Reserves                                38,026
         Nations Municipal Reserves                                   11,090              181,530

                                                                                          172,166

                                                                                          220,006


      The table set forth below states the net Sub-Administration fees paid to BNY and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             SUB-ADMINISTRATION FEES
                             -----------------------
                                                                   Fees Paid          Fees Waived
         Nations Cash Reserves                                    $266,918                 $0
         Nations Treasury Reserves                                  95,874                  0
         Nations Government Reserves                                30,261                  0
         Nations Money Market Reserves                              59,094                  0
         Nations Municipal Reserves                                 17,197                  0


DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

         LIQUIDITY CLASS

         The Trust has adopted a distribution plan (the "Liquidity Class Distribution Plan" or the "Distribution Plan") for the Liquidity Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Liquidity Class Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Liquidity Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Liquidity Class Shares of each Fund bear the costs of their distribution fees as provided in a budget approved annually and reviewed quarterly by the Trustees of the Trust, including those Trustees who are not interested persons and have no financial interest in the Liquidity Class Plan or any related agreements. The budget will be in an amount not to exceed .30% of the average daily net assets of Liquidity Class Shares of each Fund and the Distributor will be reimbursed only for its actual expenses incurred during a fiscal year. The Distributor will also receive an additional fee of up to .30% of the average daily net assets of Liquidity Class Shares of each Fund (.35% with respect to Nations Treasury Reserves) which the Distributor can use to compensate certain financial institutions which provide administrative and/or distribution related services to Liquidity Class shareholders. These services may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor or transfer agent; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from a Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in the Trust. It is possible that an institution may offer different classes of Shares to its customers and thus receive different compensation with respect to different classes of Shares.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Liquidity Class Shares of the Funds (the "Liquidity Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Liquidity Class Shares of each Fund.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires;
(vi) responding to customers' inquiries concerning their investment in shares;
(vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Liquidity Class Distribution Plan and Liquidity Class Servicing Plan (together, the "Liquidity Class Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor and/or the Trust under the Liquidity Class Plans which exceed the total of the payments made to the Selling Agents and/or Servicing Agents by the Distributor or the Trust and reimbursed by the Funds pursuant to the Liquidity Class Plans. Any such excess expenses may be recovered in future years, so long as the Liquidity Class Plans are in effect. Because there is no requirement under the Liquidity Class Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Liquidity Class Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund, or the Distributor, or the Trust. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Liquidity Class Plans if for any reason the Liquidity Class Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses.

         For the fiscal year ended March 31, 1999, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Liquidity Class+











Shares in the following amounts:

                              NET                NET SHAREHOLDER
                              12B-1 FEES         SERVICING PLAN FEES
LIQUIDITY                     PAID TO            PAID TO BANK OF
CLASS SHARES                  STEPHENS           AMERICA               NET FEES WAIVED        NET FEES PAID
------------                  ----------         ------------------    ---------------        -------------

Nations Cash Reserves                $0           $1,853,098              $8,631,902          $1,853,098

Nations Treasury Reserves             0              506,105               2,536,895              506,105

Nations Government Reserves           0               66,377                 309,623               66,377

Nations Municipal Reserves            0               78,579                 367,421               78,579

Nations Money Market                  0               $1,149                   5,851                1,149
Reserves

Such distribution expenses for each Fund were attributable to the cost of marketing the Funds.

         MARKET CLASS

         The Trust has adopted a distribution plan (the "Market Class Distribution Plan" or the "Distribution Plan") for the Market Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Market Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Market Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Market Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Market Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.20% of the average daily net asset value of each Fund's Market Class Shares.

         The fees payable under the Market Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Market Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Market Class Shares of the Funds (the "Market Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Market Class Shares beneficially owned by the Servicing Agents' clients.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires;
(vi) responding to customers' inquiries concerning their investment in shares;
(vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Market Class Distribution Plan and the Market Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         For the fiscal year ended March 31, 1999, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Market Class Shares in the following amounts:

                                                 NET
                              NET                SHAREHOLDER
                              12B-1 FEES PAID    SERVICING PLAN FEES
MARKET                        TO                 PAID TO BANK OF
CLASS SHARES                  STEPHENS           AMERICA               NET FEES WAIVED      NET FEES PAID
------------                  --------           -------               ---------------      -------------

Nations Cash Reserves                $0           $4,323,627              $394,373            $4,323,627

Nations Treasury Reserves             0            3,332,510               212,490             3,332,510

Nations Government Reserves           0            1,154,876               123,124             1,154,876

Nations Municipal Reserves            0              488,195                48,805               488,195

Nations Money Market                  0            2,069,945                     0             2,069,945
Reserves


ADVISER CLASS

         Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Shareholder Servicing Plan for the Adviser Class Shares of each Fund (the "Adviser Class Servicing Plan"). Under the Adviser Class Servicing Plan, the Trust may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Adviser Class Shares in the Funds. The Adviser Class Servicing Plan permits the Trust to pay Servicing Agents a fee not exceeding 0.25% of the average daily net asset value of the Adviser Class Shares beneficially owned by the Servicing Agents' clients.

         The shareholder support services provided by Servicing Agents under the Adviser Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Adviser Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Adviser Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in such Adviser Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Adviser Class Shares; (vii) providing sub-accounting with respect to such Adviser Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Adviser Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as the Trust reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The Adviser Class Servicing Plan also provides that to the extent any portion of the fees payable under such Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid pursuant to the Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act.

         For the fiscal year ended March 31, 1999, the Funds paid 12b-1 fees to Stephens, and shareholder servicing fees to Bank of America for Adviser Class Shares in the following amounts:

                                                 NET
                              NET                SHAREHOLDER
                              12B-1 FEES PAID    SERVICING PLAN FEES
ADVISER                       TO                 PAID TO BANK OF
CLASS SHARES                  STEPHENS           AMERICA               NET FEES WAIVED      NET FEES PAID
------------                  --------           -------               ---------------      -------------

Nations Cash Reserves                $0           $1,790,000                  $0             $1,790,000

Nations Treasury Reserves             0              725,787                   0                725,787

Nations Government Reserves           0              229,673                   0                229,673

Nations Municipal Reserves            0              127,558                   0                127,558

Nations Money Market                  0                9,000                   0                  9,000
Reserves


         The Adviser Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Adviser Class Servicing Plan. The Adviser Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Adviser Class Shares of such Fund. All material amendments to the Adviser Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Adviser Class Servicing Plan requires that quarterly written reports of the amounts spent under the Adviser Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         TRUST CLASS

         The Trust has adopted a Shareholder Servicing Plan for the Trust Class Shares of each Fund (the "Trust Class Servicing Plan"). Under the Trust Class Servicing Plan, the Trust may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Trust Class Shares in the Funds. The Trust Class Servicing Plan permits the Trust to pay Servicing Agents a fee not exceeding 0.10% of the average daily net asset value of the Trust Class Shares beneficially owned by the Servicing Agents' clients.

         The shareholder support services provided by Servicing Agents under the Trust Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Trust Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Trust Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in such Trust Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Trust Class Shares; (vii) providing sub-accounting with respect to such Trust Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Trust Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as the Trust reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The Trust Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Trust Class Servicing Plan. The Trust Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Trust Class Shares of such Fund. All material amendments to the Trust Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Trust Class Servicing Plan requires that quarterly written reports of the amounts spent under the Trust Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         DAILY CLASS

         The Trust has adopted a distribution plan (the "Daily Class Distribution Plan" or the "Distribution Plan") for the Daily Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Daily Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Daily Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.35% of the average daily net asset value of each Fund's Daily Class Shares.

         The fees payable under the Daily Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Daily Class Shares of the Funds (the "Daily Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Class Shares beneficially owned by the Servicing Agents' clients.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires;
(vi) responding to customers' inquiries concerning their investment in shares;
(vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Daily Class Distribution Plan and the Daily Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         SERVICE CLASS

         The Trust has adopted a distribution plan (the "Service Class Distribution Plan" or the "Distribution Plan") for the Service Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Service Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Service Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Service Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Service Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Service Class Shares.

         The fees payable under the Service Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Service Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Service Class Shares of the Funds (the "Service Class Servicing Plan" or the "Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Service Class Shares beneficially owned by the Servicing Agents' clients.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires;
(vi) responding to customers' inquiries concerning their investment in shares;
(vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Service Class Distribution Plan and the Service Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         INVESTOR CLASS

         The Trust has adopted a distribution plan (the "Investor Class Distribution Plan" or the "Distribution Plan") for the Investor Class Shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor Class Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Investor Class Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor Class Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor Class Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.10% of the average daily net asset value of each Fund's Investor Class Shares.

         The fees payable under the Investor Class Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor Class Plan may be made with respect to (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a shareholder servicing plan with respect to Investor Class Shares of the Funds (the "Investor Class Servicing Plan" or the Servicing Plan"). Pursuant to the Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into Shareholder Servicing Agreements with the Trust for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. The Servicing Plan provides that payments under the Servicing Plan will be paid at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor Class Shares beneficially owned by the Servicing Agents' clients.

         The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents under the Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires;
(vi) responding to customers' inquiries concerning their investment in shares;
(vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Trust necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Investor Class Distribution Plan and the Investor Class Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         INVESTOR A SHARES

         The Trust has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan" or the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor A Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Trust, ("Servicing Agents"), up to 0.25% (on an annualized basis) of the average daily net asset value of the Funds.

         Payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Trust for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

         INVESTOR B SHARES

         The Trustees of the Trust have approved a Distribution Plan (the "Investor B Distribution Plan" or the "Distribution Plan") with respect to Investor B Shares of the Funds. Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor B Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Investor B Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor B Shares.

         The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

         The fees payable under the Investor B Distribution Plan are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor B Distribution Plan which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Trust and reimbursed by the Fund pursuant to the Investor B Distribution Plan, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor B Shares. Any such excess expenses may be recovered in future years, so long as the Investor B Distribution Plan is in effect. Because there is no requirement under the Investor B Distribution Plan that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor B Distribution Plan be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor B Distribution Plan or in connection with contingent deferred sales charges, if for any reason the Investor B Distribution Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses.

         INVESTOR C SHARES

         The Trustees of the Trust have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the Funds (the "Investor C Plan" or the "Distribution Plan"). Rule 12b-1 regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreements thereunder (the "Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under such Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees, and the Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Investor C Shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

         Pursuant to the Investor C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Fund. Payments to the Distributor pursuant to the Investor C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor C Shares, for promotional activities intended to result in the sale of or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Investor C Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares. Fees received by the Distributor pursuant to the Investor C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C Shares of the Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Funds held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

         Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C Plan in any given year may exceed the sum of the fees received under the Investor C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C Plan is in effect. If the Investor C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

         In addition, the Trustees have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor C Shares of the Funds (the "Investor C Servicing Plan"). Pursuant to the Investor C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C Shares; (vii) providing sub-accounting with respect to such Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and
(xi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The shareholder servicing plan with respect to the Investor C Plan and the Investor C Servicing Plan (collectively, the "Plans") will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to a Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Plans require that quarterly written reports of the amounts spent under the Plans and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         PRIMARY B SHARES

         As stated in the Prospectus for the Funds' Primary B Shares, the Trust has a Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Trust may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Primary B Shares of the Funds ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         MARSICO SHARES

         As stated in the Prospectus for the Funds' Marsico Shares, the Trust has a Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Trust may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Marsico Shares of the Funds ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Marsico Shares ("Customers") in consideration for the payment of up to 0.10% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Marsico Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Marsico Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Marsico Shares; (vii) providing sub-accounting with respect to Marsico Shares beneficially owned by Customers or the information necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         The Trust has also adopted a Shareholder Servicing Plan for the Marsico Class Shares of each Fund (the "Marsico Class Servicing Plan"). Under the Marsico Class Servicing Plan, the Trust may enter into Shareholder Servicing Agreements with broker/dealers, banks and other financial institutions ("Servicing Agents") pursuant to which the Servicing Agents will provide shareholder support services to their customers who beneficially own Marsico Class Shares in the Funds. The Marsico Class Servicing Plan permits the Trust to pay Servicing Agents a fee not exceeding 0.25% of the average daily net asset value of the Marsico Class Shares beneficially owned by the Servicing Agents' clients.

         The shareholder support services provided by Servicing Agents under the Marsico Class Servicing Plan may include: (i) aggregating and processing purchase and redemption requests for such Marsico Class Shares from customers and transmitting promptly net purchase and redemption orders to the Distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in such Marsico Class Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in such Marsico Class Shares; (v) arranging for bank wires; (vi) responding to customers' inquiries concerning their investment in such Marsico Class Shares; (vii) providing sub-accounting with respect to such Marsico Class Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Marsico Class Servicing Plan or related agreements;
(x) general shareholder liaison services; and (xi) providing such other similar services as the Trust reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules or regulations.

         The Marsico Class Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Marsico Class Servicing Plan. The Marsico Class Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Marsico Class Shares of such Fund. All material amendments to the Marsico Class Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Marsico Class Servicing Plan requires that quarterly written reports of the amounts spent under the Marsico Class Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

         SEAFIRST SHARES

         Seafirst Shares of the Acquiring Funds do not pay any fees under a Distribution Plan. The Acquiring Funds have adopted a Shareholder Servicing Plan with regard to the Seafirst Shares of the Acquiring Funds. The Shareholder Servicing Plan provides that each Fund may pay Servicing Agents that have entered into a Shareholder Servicing Agreement with the Acquiring Funds up to 0.25% (on an annual basis) of the average daily net asset value of the Seafirst Shares of the Acquired Funds.

         The Trustees have adopted a Shareholder Servicing Plan ("Servicing Plan") with respect to the Seafirst Shares of the Funds (the "Seafirst Servicing Plan"). Pursuant to the Seafirst Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Funds ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Seafirst Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Seafirst Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Seafirst Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Seafirst Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Seafirst Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Seafirst Shares; (vii) providing sub-accounting with respect to such Seafirst Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The Seafirst Servicing Plan will continue in effect only so long as such continuance is approved at least annually by (i) a majority of the Board of Trustees, and (ii) a majority of the Qualified Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the Seafirst Servicing Plan. The Seafirst Servicing Plan may not be amended to increase materially the amount which may be spent thereunder without approval of a majority of the outstanding Shares of such Fund. All material amendments to the Seafirst Servicing Plan require the approval of a majority of the Board of Trustees and the Qualified Trustees. The Seafirst Servicing Plan requires that quarterly written reports of the amounts spent under the Seafirst Servicing Plan and the purposes of such expenditures be furnished to, and reviewed by, the Trustees.

EXPENSES

         The Administrator furnishes, without additional cost to the Trust and the other registered investment companies in the Nations Funds Family (altogether, the "Companies"), the services of the Treasurer and Secretary of the Companies and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of each Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Companies' shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Companies.

         The Companies pay or causes to be paid all other expenses of each Company, including, without limitation: the fees of the Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by each Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by each Company; brokerage commissions chargeable to each Company in connection with fund securities transactions to which each Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by each Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of each Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of each Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to each Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of each Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to each Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of each Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Company's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Co-Administrator.

         Expenses of each Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of each Company based upon the relative net assets of each class or Fund. Expenses of each Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of each Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         The Advisory Agreement, the Sub-Advisory Agreements, and the Co-Administration Agreement require BAAI, TradeStreet, and the Co-Administrators to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by BAAI, TradeStreet, or the Co-Administrators shall be deducted from the monthly investment advisory and administration fees otherwise payable to BAAI, TradeStreet, and the Co-Administrators during such fiscal year. If required pursuant to such state securities regulations, BAAI, TradeStreet and the Co-Administrators will reimburse the Companies no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

TRANSFER AGENTS AND CUSTODIANS

         First Data is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent for each Companies Primary Shares and Investor Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

         Bank of America serves as sub-transfer agent for each Fund's Primary Shares.

         The Bank of New York ("BONY") 90 Washington Street, New York, N.Y. 10286 serves as custodian for the Funds' assets. As custodian, BONY maintains the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

         The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BONY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards of Directors/Trustees retain the responsibility for selecting foreign compulsory depositories, although BONY agrees to make certain findings with respect to such depositories and to monitor such depositories.

DISTRIBUTOR

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

         Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors/Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

INDEPENDENT ACCOUNTANTS AND REPORTS

         The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.

         The annual financial statements will be audited by the Trust's independent accountant. The Board of Trustees has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent accountant to audit the Trust's books and review the Trust's tax returns for the Funds' fiscal year ended March 31, 2000. PricewaterhouseCoopers LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036 was the independent accountants for Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves for the period ended March 31, 1999, and for the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to Nations California Tax-Exempt Reserves), the Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income Fund), Pacific Horizon California Municipal Bond Fund (the predecessor to Nations California Municipal Bond Fund), Pacific Horizon Intermediate Bond Fund (the predecessor to Nations Intermediate Bond Fund) and Pacific Horizon Blue Chip Fund (the predecessor to Nations Blue Chip Fund) for the fiscal year ended February 28, 1999, and the period ended May 14, 1999. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215 was the independent auditor for the Emerald Prime Advantage Institutional Fund (predecessor to Nations Money Market Reserves) for the fiscal period December 1, 1997 through May 15, 1998, and for the fiscal year ended November 30, 1997. Certain financial information which appears in the Prospectuses and in the financial statements has been audited by the accountants.

         The Annual Report for Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves and Nations Municipal Reserves for the period ended March 31, 1999, is hereby incorporated by reference in this SAI. The Annual Report for the Emerald Prime Advantage Institutional Fund (the predecessor to Nations Money Market Reserves) for the fiscal period December 1, 1997 through May 15, 1998 and for the fiscal year ended November 30, 1997 is also incorporated herein by reference. The Annual Reports for the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to Nations California Tax-Exempt Reserves), Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund), Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income Fund), Pacific Horizon California Municipal Bond Fund (the predecessor to Nations California Municipal Bond Fund), Pacific Horizon Intermediate Bond Fund (the predecessor to Nations Intermediate Bond Fund) and the Pacific Horizon Blue Chip Fund (the predecessor to Nations Blue Chip Fund) for the fiscal year ended February 28, 1999, and for the period ended May 14, 1999, are also incorporated herein by reference. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Companies. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

         Morrison & Foerster LLP, counsel to the Trust and special counsel to Bank of America has advised the Trust and Bank of America that Bank of America and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

                         FUND TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Trust.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Trust. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce superior executions for the Funds.

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, the co-administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. In addition, the Trust will not give preference to correspondents of Bank of America or its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with Bank of America or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, the administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

         Certain affiliates of Bank of America Corporation and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by Nations California Municipal Bond Fund. Bank of America Corporation or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, Nations California Municipal Bond Fund may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America Corporation is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

         Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which Bank of America or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

         Investment decisions for each Fund are made independently from those for the Trust's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

BROKERAGE COMMISSIONS

------------------------------------- ------------------------ ------------------------- --------------------------
FUND*                                    FISCAL YEAR ENDED        FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                         FEBRUARY 28, 1999        FEBRUARY 28, 1998          FEBRUARY 28, 1997
------------------------------------- ------------------------ ------------------------- --------------------------
Nations Capital Income Fund                   $235,157                 $296,651                  $225,515
------------------------------------- ------------------------ ------------------------- --------------------------
Nations Asset Allocation Fund+                $213,085                 $125,211                  $152,270
------------------------------------- ------------------------ ------------------------- --------------------------
Nations Blue Chip Master Portfolio            $925,630                 $748,649                  $637,281
------------------------------------- ------------------------ ------------------------- --------------------------

SECTION 28(E) STANDARDS

         Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Trust's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

------------------------
* The information in this chart reflects brokerage commissions paid by the Pacific Horizon Capital Income Fund (the predecessor to Nations Capital Income
Fund), the Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund) and the Pacific Horizon Blue Chip Master Portfolio (the predecessor to Nations Blue Chip Master Portfolio).
+ Until June 23, 1997, Pacific Horizon Asset Allocation Fund (the predecessor to Nations Asset Allocation Fund) invested all of its assets in the Asset Allocation Master Portfolio. Information contained in the chart above includes brokerage commissions paid by the Asset Allocation Master Portfolio.

         The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                              DESCRIPTION OF SHARES
                              ---------------------

DESCRIPTION OF THE SHARES OF THE TRUST

         Net investment income for the Funds for dividend purposes consists of
(i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

         Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds and different classes of each Fund. Each Money Market Fund currently offers Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares and Trust Class Shares. Nations Cash Reserves also offers Marsico Class Shares to investors and prospective investors of the portfolios of The Marsico Investment Fund (currently consisting of Marsico Focus Fund and Marsico Growth & Income Fund). Each Non-Money Market Fund offers Investor A Shares, Investor B Shares, Investor C Shares and Primary A Shares. Nations Asset Allocation Fund, Nations Intermediate Bond Fund and Nations Blue Chip Fund also offer Seafirst Shares. Nations Asset Allocation Fund and Nations Blue Chip Fund also offer Primary B Shares. Except for differences between classes of a Fund pertaining to distribution arrangements, each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional Funds or classes of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

         The Funds use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

         Each Fund or class of a Fund will vote separately on matters pertaining solely to such Fund or class. Such matters include matters relating to a Fund's investment advisory agreement or a class' distribution plan. All Funds will vote as a whole on matters affecting all Funds such as the election of Trustees and the appointment of the Trust's independent accountant.


 PURCHASE AND REDEMPTION OF SHARES

         MONEY MARKET FUNDS. Purchases and redemptions of Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day"). Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by the Distributor, the Transfer Agent or their respective agents. A purchase order for a Money Market Fund must be received by the Distributor, the Transfer Agent or their respective agents, by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves and 5:00 p.m., Eastern time, with respect to certain classes of Nations Treasury Reserves, Nations Cash Reserves and Nations Money Market Reserves). A purchase order for a Money Market Fund received after such time will not be accepted; notice thereof will be given to the institution placing the order and any funds received will be returned promptly to the sending institution. If federal funds are not available by the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), the order will be canceled. The purchase price is the net asset value per share next determined after acceptance of the order by the Distributor, the Transfer Agent or their respective agents.

         Redemption orders for Money Market Funds must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves), and payment will normally be wired the same day. The Trust reserves the right to wire redemption proceeds within five Business Days after receiving a redemption order if, in the judgment of the Bank of America, an earlier payment could adversely impact a Fund. Redemption orders will not be accepted by the Distributor, the Transfer Agent or their respective agents after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves) for execution on that Business Day. The redemption price is the net asset value per share next determined after acceptance of the redemption order by the Distributor, the Transfer Agent or their respective agents.

         NON-MONEY MARKET FUNDS. Purchases and redemptions of Non-Money Market Funds may be effected on any Business Day. Purchase orders for a Non-Money Market Fund which are received by the Distributor, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to the closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above.

         Redemption orders for Non-Money Market Funds which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange on any Business Day are priced according to the net asset value next determined after acceptance of the order, less any applicable Contingent Deferred Sales Charge ("CDSC"). In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day.

         Redemption proceeds are normally sent by mail or wired within three Business Days after receipt of the order by the Fund. Redemption proceeds are normally remitted in federal funds wired to the redeeming Agent or investor within three Business Days after receipt of the order by Stephens, the Transfer Agent or their respective agents. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, the Transfer Agent or their respective agents, as the case may be, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customer's account with the redemption proceeds on a timely basis. Redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable, there is no redemption charge.

         The right of redemption for the Non-Money Market Funds may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund of a Company not reasonably practicable. The Exchange is closed for business on New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank observes the following holidays: New Years Day, Martin Luther King Jr's Birthday, Presidents Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

         ALL FUNDS. The Trust is required to redeem for cash all full and fractional shares of the Trust. The redemption price is the net asset value per share of each Fund next determined after receipt by the Distributor of the redemption order.

         The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or shareholder(s) to accept such purchase order. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the Exchange, Bank of America, the Distributor, the Administrator, the Co-Administrator, and/or the Custodian are not open for business.

EXCHANGES

         By use of the exchange privilege, the shareholder authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the shares being exchanged have a value which is more or less than their adjusted cost basis.

         The Trust may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Trust upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

         The Prospectuses for each class of each Fund describe the exchange privileges available to holders of such class of shares.

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Money Market Funds will be determined as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Municipal Reserves and Nations California Tax-Exempt Reserves and 5:00 p.m., Eastern time, with respect to Nations Treasury Reserves, Nations Cash Reserves and Nations Money Market Reserves), on each day the Exchange is open for business.

         Net asset value per share of each Money Market Fund is calculated by adding the value of its securities and other assets, subtracting its liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method pursuant to Rule 2a-7 under the 1940 Act, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of each Money Market Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by each Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in each Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in each Money Market Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

         The Money Market Funds use of amortized cost and the maintenance of the Money Market Funds net asset value at $1.00 are permitted by regulations promulgated by the SEC under the 1940 Act, provided that certain conditions are met. The Trust will maintain a dollar-weighted average maturity in the Money Market Funds of 90 days or less, will not purchase any instrument having a remaining maturity of more than 397 days, and will limit its investments to those U.S. dollar-denominated instruments which are permitted investments under SEC regulations. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Money Market Funds. Such procedures include the determination of the extent of deviation, if any, of the Money Market Funds current net asset value per share calculated using available market quotations from the Money Market Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gain or loss or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Money Market Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Money Market Funds in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Money Market Fund must annually distribute at least 90% of its investment company taxable income.

NON-MONEY MARKET FUNDS

         With respect to the Non-Money Market Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to Nations Intermediate Bond Master Portfolio and Nations California Municipal Bond Fund, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

         With respect to the Non-Money Market Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-Term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

         For purposes of determining the net asset value per share of the Funds that invest in foreign securities or engage in Foreign Currency Transactions, all assets and liabilities of the Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to such shares as provided in the related Prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares of the Funds during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

         The following information supplements and should be read in conjunction with Prospectuses. The Prospectuses of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

GENERAL

         The Trust intends to continue to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for Federal income tax purposes and, thus the provisions of the Code applicable to regulated investment companies will generally be applied separately to each Fund, rather than to the Trust as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

         In addition, for tax years beginning on or before August 7, 1997, a regulated investment company must, in general, have derived less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months.

         The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net capital gain (if any) for each year.

EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gain by the end of each calendar year and, thus, expects not to be subject to the excise tax.

TAXATION OF FUND INVESTMENTS

          Except as provided herein, gain and loss on the sale of portfolio securities by a Fund will generally be capital gain and loss. Such gain and loss will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain Distributions" below).

         Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital loss may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         The amount of any gain or loss realized by a Fund on closing out a "Section 1256 contract" generally will result in a realized capital gain or loss for Federal income tax purposes. "Section 1256 contracts" include regulated futures contracts, certain foreign currency contracts and nonequity options.
Section 1256 contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

         Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, loss realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

FOREIGN TAXES

         Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

CAPITAL GAIN DISTRIBUTIONS

         Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

DISPOSITION OF FUND SHARES

         A disposition of Fund shares pursuant to redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the Shares (or are deemed to receive in the case of an exchange) and the cost of your Shares.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (described below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. In addition, if a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. The foregoing recharacterization and disallowance rules do not apply to loss realized under a periodic redemption plan.

FEDERAL INCOME TAX RATES

         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate generally applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

CORPORATE SHAREHOLDERS

         Corporate shareholders of the Funds may be eligible for the dividends-received deduction on distributions attributable to a Fund's dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

FOREIGN SHAREHOLDERS

         Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, foreign trust (I.E., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to Federal withholding tax (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Distributions of net capital gain are generally not subject to tax withholding.

NEW REGULATIONS

         On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

BACKUP WITHHOLDING

         The Trust may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust could subject the investor to penalties imposed by the IRS.

ADDITIONAL CONSIDERATIONS FOR NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES AND NATIONS CALIFORNIA MUNICIPAL BOND FUND

          If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from Federal income tax, it will qualify under the Code to pay "exempt-interest dividends." Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations California Municipal Bond Fund (the "Tax-Exempt Funds") intend to so qualify and are designed to provide investors with a high level of income exempt from Federal income tax.

          The portion of total dividends paid by a Tax-Exempt Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Distributions of capital gain or from net investment income not attributable to interest on the Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for Federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

          Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

          In addition, the Federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of Nations Municipal Reserves' expenses in computing their AMT. With respect to a corporate shareholder of a Tax-Exempt Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its Federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult their tax advisors.

ADDITIONAL CONSIDERATIONS FOR NATIONS CALIFORNIA TAX-EXEMPT RESERVES AND NATIONS CALIFORNIA MUNICIPAL BOND FUND

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Funds intends to qualify under the above requirements so that they can pay California exempt-interest dividends. If the California Funds do not so qualify, no part of their respective dividends to shareholders will be exempt from the California state personal income tax.

         Within sixty days after the close of its taxable year, the California Funds will notify their respective shareholders of the portion of the dividends paid by the respective Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the California Funds with respect to any taxable year cannot exceed the excess of the amount of interest received by the California Funds for such year on California Exempt Securities over any amounts that, if the California Funds were treated as individuals, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Funds, such shareholders should consult their tax advisors to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry the California Funds shares is not deductible for California state personal income tax purposes if the California Funds distribute California exempt-interest dividends during the shareholder's taxable year.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Funds dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxable for such purposes, notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds dividends and as to their own California state tax situation, in general.

OTHER MATTERS

         Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                             PERFORMANCE INFORMATION
GENERAL

         Yield information and other performance information for the Funds may be obtained by calling the Trust at (800) 321-7854.

         From time to time, a Fund's yield and total return may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each Fund of the Trust also may quote information obtained from the Investment Company Institute in its advertising materials and sales literature. In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities. Performance information is available by calling 1-800-321-7854.

MONEY MARKET FUNDS

         From time to time the Money Market Funds may advertise the "current yield" and "effective compound yield" of a class of shares of the respective Money Market Fund. Nations Municipal Reserves and Nations California Tax-Exempt Reserves may also advertise the "tax-equivalent yield" of a class of their shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Funds refers to the income generated by an investment in a Money Market Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Money Market Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

YIELD CALCULATIONS

         The current yield of each class of the Money Market Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gain and loss are not included in the calculation of the yield. The effective compound yield of the Money Market Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1) 365/7)]- 1.

         The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

         The yield of these Money Market Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Money Market Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Money Market Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Money Market Fund and other factors.

         The "tax equivalent yield" of Nations Municipal Reserves and Nations California Tax-Exempt Reserves is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Money Market Fund's yield, assuming certain tax brackets for a Shareholder. See "Additional Information Concerning Taxes - Federal Income Tax Rates" below. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

      TAX-EQUIVALENT YIELD = (  E  ) + t
                             ------------
                                 1 - p


               E = tax-exempt yield
               p = stated income tax rate
               t = taxable yield

         Yields are one basis upon which investors may compare the Money Market Funds with other money market funds; however, yield of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

         Nations Cash Reserves and Nations Money Market Reserves may quote actual return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts, as monitored by the Bank Rate Monitor, and those of corporate and government security prices indices of various durations prepared by Shearson Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         Each Money Market Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Money Market Funds also may use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

         Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

         Current interest rate and yield information on governmental debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. Also current rate information on municipal debt obligations or various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry accepted source for current municipal bond market information.

         Comparative information on the Consumer Price Index may also be included. This index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment.

         Tax equivalent yield assumes a Federal Tax Rate of 39.6%.

         The yield of the Liquidity Class, Adviser Class, Market Class Shares, Investor Class Shares, Service Class Shares, Daily Class Shares and Trust Class Shares of the Money Market Funds will normally be lower than the yield of the Capital Class Shares because Liquidity Class, Adviser Class, Market Class Shares, Investor Class Shares, Service Class Shares, Daily Class Shares and Trust Class Shares are subject to distribution and/or shareholder servicing expenses not charged to Capital Class Shares.

For the 7-day period ended March 31, 1999, the yield of each Fund was as follows:

                                                                              EFFECTIVE     TAX      TAX EQUIV.
                                               YIELD W/O         EFFECTIVE    YIELD W/O     EQUIV.   YIELD W/O
                                   YIELD       WAIVERS           YIELD        WAIVERS       YIELD     WAIVERS
                                   -----       -------           -----        -------       -----     -------
NATIONS CASH RESERVES
Capital Class                      4.90%       4.67%             5.02%        4.79%         N/A          N/A
Liquidity Class                    4.75%       3.82%             4.87%        3.94%         N/A          N/A
Adviser Class                      4.65%       4.42%             4.76%        4.53%         N/A          N/A
Market Class                       4.45%       4.18%             4.55%        4.28%         N/A          N/A
Investor Class                     N/A         N/A               N/A          N/A           N/A          N/A
Service Class                      N/A         N/A               N/A          N/A           N/A          N/A
Daily Class                        N/A         N/A               N/A          N/A           N/A          N/A
Trust Class                        N/A         N/A               N/A          N/A           N/A          N/A

                                      114

NATIONS MONEY MARKET RESERVES

Capital Class                      4.85%       4.59%             4.96%        4.70%         N/A          N/A
Liquidity Class                    4.70%       3.74%             4.81%        3.85%         N/A          N/A
Adviser Class                      4.60%       4.34%             4.70%        4.44%         N/A          N/A
Market Class                       4.40%       4.14%             4.49%        4.23%         N/A          N/A
Investor Class                     N/A         N/A               N/A          N/A           N/A          N/A
Service Class                      N/A         N/A               N/A          N/A           N/A          N/A
Daily Class                        N/A         N/A               N/A          N/A           N/A          N/A
Trust Class                        N/A         N/A               N/A          N/A           N/A          N/A

NATIONS TREASURY RESERVES

Capital Class                      4.74%       4.49%             4.85%        4.60%         N/A          N/A
Liquidity Class                    4.59%       3.59%             4.69%        3.69%         N/A          N/A
Adviser Class                      4.49%       4.24%             4.59%        4.34%         N/A          N/A
Market Class                       4.29%       4.01%             4.38%        4.10%         N/A          N/A
Investor Class                     N/A         N/A               N/A          N/A           N/A          N/A
Service Class                      N/A         N/A               N/A          N/A           N/A          N/A
Daily Class                        N/A         N/A               N/A          N/A           N/A          N/A
Trust Class                        N/A         N/A               N/A          N/A           N/A          N/A

NATIONS GOVERNMENT RESERVES

Capital Class                      4.88%       4.64%             5.00%        4.76%         N/A          N/A
Liquidity Class                    4.73%       3.79%             4.84%        3.90%         N/A          N/A
Adviser Class                      4.63%       4.39%             4.74%        4.50%         N/A          N/A
Market Class                       4.43%       4.15%             4.53%        4.25%         N/A          N/A
Investor Class                     N/A         N/A               N/A          N/A           N/A          N/A
Service Class                      N/A         N/A               N/A          N/A           N/A          N/A
Daily Class                        N/A         N/A               N/A          N/A           N/A          N/A
Trust Class                        N/A         N/A               N/A          N/A           N/A          N/A

NATIONS MUNICIPAL RESERVES

Capital Class                      2.88%       2.60%             2.92%        2.64%         4.77%        4.49%
Liquidity Class                    2.73%       1.75%             2.77%        1.79%         4.52%        3.54%
Adviser Class                      2.63%       2.35%             2.67%        2.39%         4.35%        4.07%
Market Class                       2.43%       2.11%             2.46%        2.14%         4.02%        3.70%
Investor Class                     N/A         N/A               N/A          N/A           N/A          N/A
Service Class                      N/A         N/A               N/A          N/A           N/A          N/A
Daily Class                        N/A         N/A               N/A          N/A           N/A          N/A
Trust Class                        N/A         N/A               N/A          N/A           N/A          N/A


                                      115

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES*

Capital Class                      N/A         N/A               N/A          N/A           N/A          N/A
Liquidity Class                    N/A         N/A               N/A          N/A           N/A          N/A
Adviser Class                      2.20%       2.20%             2.25%        2.25%         N/A          N/A
Market Class                       N/A         N/A               N/A          N/A           N/A          N/A
Investor Class                     2.15%       2.15%             2.17%        2.17%         N/A          N/A
Service Class                      N/A         N/A               N/A          N/A           N/A          N/A
Daily Class                        1.92%       1.92%             1.94%        1.94%         N/A          N/A
Trust Class                        N/A         N/A               N/A          N/A           N/A          N/A

* The yield for Nations California Tax-Exempt Reserves is for the 7-day period ended March 31, 1999.

NON-MONEY MARKET FUNDS

         Yield is calculated separately for the Investor A, Investor C, Investor B, Primary A, Primary B and Seafirst Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                           Yield = 2 [(a-b+ 1)6 - 1]
                          --------------------------
                                       cd

                      Where: a = dividends and interest earned during the period.

                               b = expenses accrued for the period (net of reimbursements).

                               c = the average daily number of shares
                               outstanding during the period that were entitled to receive dividends.

                               d = maximum offering price per share on the last day of the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Nations California Municipal Bond Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above. Based on the foregoing calculations, the yield, taking into account fee waivers and/or expense reimbursements, and the yield without fee waivers and/or expense reimbursements for the 30-day period ended February 28, 1998 were as follows:


             THIRTY DAY YIELD FOR THE PERIOD ENDED FEBRUARY 28, 1999
             -------------------------------------------------------

                                                                                                 Tax
                                                                Yield            Tax         Equivalent
                                                               Without        Equivalent    Yield Without
                                                 Yield       Fee Waivers        Yield        Fee Waivers
                                                 -----       -----------        -----        -----------
Nations California Municipal Bond Fund
Investor A Shares                                3.46%         3.46%           6.32%           6.32%
Investor B Shares                                2.96%         2.96%           5.40%           5.40%
Investor C Shares                                N/A           N/A             N/A             N/A
Primary A Shares                                 N/A           N/A             N/A             N/A

Nations Intermediate Bond Fund
Investor A Shares                                4.88%         4.83%           8.08%           8.00%
Investor B Shares                                N/A           N/A             N/A             N/A
Investor C Shares                                4.53%         4.21%           7.50%           6.97%
Primary A Shares                                 N/A           N/A             N/A             N/A
Seafirst Shares                                  5.04%         4.99%           8.34%           8.26%

The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one minus a stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of Nations California Municipal Bond Fund is 9.3%.

         Hypothetical examples showing the level of taxable yield needed to produce on after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided is such an illustration:

         For Nations California Municipal Bond Fund:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Single Return                   $25,351-$61,400              $61,401-$128,100             $128,101-$278,450
------------------------------- ---------------------------- ---------------------------- ----------------------------
Joint Return                    $42,351-$102,300             $102,301-$155,950            $155,951-$278,450
------------------------------- ---------------------------- ---------------------------- ----------------------------

To match a
 tax-free
yield of:                                    A taxable investment would have to pay you:

------------------------------- ---------------------------- ---------------------------- ----------------------------
     4%                         5.56%                        5.80%                        6.25%
------------------------------- ---------------------------- ---------------------------- ----------------------------
     5%                         6.94%                        7.25%                        7.81%
------------------------------- ---------------------------- ---------------------------- ----------------------------
     6%                         8.33%                        8.70%                        9.38%
------------------------------- ---------------------------- ---------------------------- ----------------------------
     7%                         9.72%                        10.14%                       10.94%
------------------------------- ---------------------------- ---------------------------- ----------------------------
     8%                         11.11%                       11.59%                       12.50%
------------------------------- ---------------------------- ---------------------------- ----------------------------

         The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1998 Federal (28%, 31%, 36%) and California (9.3%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1998 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $278,450.

         There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

         During the period for which certain yield quotations are given above, Bank of America Adviser, the investment adviser and administrator to the Pacific Horizon California Municipal Bond Fund (the predecessor of Nations California Municipal Bond Fund) voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time.

TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1 + T)n = ERV

                  Where:       P =  a hypothetical initial payment of $1,000

                               T =  average annual total return

                               n = number of years

                                          ERV      = ending
                                                   redeemable value
                                                   at the end of the
                                                   period of a
                                                   hypothetical
                                                   $1,000 payment
                                                   made at the
                                                   beginning of such
                                                   period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

The following figures, for the period ended February 28, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

                                                       INCEPTION THROUGH      INCEPTION THROUGH 2/28/99
                                                     2/28/99 WITHOUT SALES         INCLUDING SALES
      AVERAGE ANNUAL TOTAL RETURNS                       CHARGES (IN %)            CHARGES (IN %)
      ----------------------------                       --------------            --------------
      Nations Capital Income Fund
          Investor A Shares                                  14.48                      13.89%
          Investor B Shares                                  14.37                      14.37
          Investor C Shares                                  14.45                      14.45

      Nations Asset Allocation Fund
          Investor A Shares                                  15.81                      14.47
          Investor B Shares                                  15.73                      15.73
          Investor C Shares                                  15.52                      14.48
          Seafirst Shares                                    13.40                      13.40

      Nations California Municipal Bond Fund
          Investor A Shares                                   8.14                       7.00
          Investor B Shares                                   8.10                       7.46

      Nations Intermediate Bond Fund
          Investor A Shares                                   5.40                       4.71
          Investor C Shares                                   5.24                       4.29
          Seafirst Shares                                     7.25                       7.25

      Nations Blue Chip Fund
          Investor A Shares                                  22.97                      21.55
          Investor B Shares                                  22.88                      22.88
          Investor C Shares                                  22.66                      21.56
          Seafirst Shares                                    17.92                      17.92

         The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

                           AVERAGE ANNUAL TOTAL RETURN


                                                                 ONE
                                                                YEAR                           10 YEAR PERIOD
                                                               PERIOD            5-YEAR        ENDED 2/28/99
                                                                ENDED        PERIOD ENDING    OR INCEPTION
                                                               2/28/99          2/28/99       THROUGH 2/28/99
                                                               -------          -------       ---------------
         Nations Capital Income Fund
             Investor A Shares                                    4.64%           12.38%           15.92%
             Investor B Shares                                    4.33%           12.31%           15.89%
             Investor C Shares*                                   4.29%           12.13%           15.79%

         Nations Asset Allocation Fund
             Investor A Shares                                   14.72%           16.46%           15.81%
             Investor B Shares                                   14.33%           16.38%           15.73%
             Investor C Shares*                                  14.23%           16.16%           15.52%
             Seafirst Shares                                     14.76%           16.37%           13.60%

         Nations California Municipal Bond Fund
             Investor A Shares                                    5.94%            5.92%            7.53%
             Investor B Shares                                    5.25%            5.78%            7.46%

         Nations Intermediate Bond Fund
             Investor A Shares                                    4.89%            5.75%            5.40%
             Investor C Shares*                                   4.76%            5.58%            5.24%
             Seafirst Shares                                      4.88%            5.41%            7.33%

         Nations Blue Chip Fund
             Investor A Shares                                   18.58%           23.69%           22.97%
             Investor B Shares                                   18.14%           23.60%           22.88%
             Investor C Shares*                                  17.96%           23.37%           22.66%
             Seafirst Shares                                     18.89%           23.75%           18.08%

         * Performance prior to October 21, 1996, February 28, 1997, November 20, 1996, November 11, 1996 and November 11, 1996 is represented by performance of the A Shares (the predecessor to Investor A Shares) of the Capital Income, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds, respectively. On the foregoing dates, K Shares (the predecessor to Investor C Shares) of the above-listed Funds commenced operations. K shares, unlike A shares, were sold without a front-end sales load but had a .75% distribution or administrative service fee which would have reduced performance if reflected.

                                           AGGREGATE ANNUAL TOTAL RETURN
                                                                      5-Year          5-Year
                                                                      period          period     Inception      Inception
                                          FYE           FYE           ending         ending       through        through
                                        2/28/99       2/28/99         2/28/99        2/28/99      2/28/99        2/28/99
                                        Without      Including        Without       Including     Without       Including
                                         Sales         Sales           Sales          Sales        Sales          Sales
                                        Charges       Charges         Charges        Charges      Charges        Charges
                                        -------       -------         -------        --------      -------        -------
Nations Capital Income Fund
    Investor A Shares                      4.64%        -1.36%        79.22%          68.93%       342.88%        369.77%
    Investor B Shares                      4.29%         4.29%        77.22%          77.22%       333.25%        333.25%
    Investor C Shares*                     4.33%         4.33%        78.70%          78.70%       364.53%        364.53%

Nations Asset Allocation Fund
    Investor A Shares                     14.72%         8.11%       114.22%         101.84%       111.93%         99.68%
    Investor B Shares                     14.33%        14.33%       113.48%         113.48%       111.20%        111.20%
    Investor C Shares*                    14.23%        14.23%       111.49%         111.49%       109.23%        109.23%
    Seafirst Shares                       14.76%        14.76%       113.87%         113.87%       297.96%        297.96%

Nations California Municipal Bond
Fund
    Investor A Shares                      5.94%         0.92%        33.32%          27.04%       206.59%        219.72%
    Investor B Shares                      5.25%         5.25%        32.46%          32.46%       105.25%        105.25%

Nations Intermediate Bond Fund
    Investor A Shares                      4.89%         1.44%        32.25%          27.94%        30.79%         26.49%
    Investor C Shares*                     4.76%         4.76%        31.19%          31.19%        29.74%         29.74%
    Seafirst Shares                        4.88%         4.88%        30.16%          30.16%       115.69%        115.69%

Nations Blue Chip Fund
    Investor A Shares                     18.58%        11.78%       189.55%         172.95%       188.97%        172.27%
    Investor B Shares                     18.14%        18.14%       188.48%         188.48%       187.90%        187.90%
    Investor C Shares*                    17.96%        17.96%       185.77%         185.77%       185.20%        185.20%
    Seafirst Shares                      18.89%        18.89%        190.23%         190.23%       511.30%        511.30%

* Performance prior to October 21, 1996, February 28, 1997, November 20, 1996, November 11, 1996 and November 11, 1996 is represented by performance of the A Shares (the predecessor to Investor A Shares) of the Capital Income, California Municipal Bond, Intermediate Bond, Blue Chip and Asset Allocation Funds, respectively. On the foregoing dates, K Shares (the predecessor to Investor C Shares) of the above-listed Funds commenced operations. K shares, unlike A shares, were sold without a front-end sales load but had a .75% distribution or administrative service fee which would have reduced performance if reflected.

        Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.

        From time to time, the yields of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas.

        Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. The performance and yield of a class of shares in Nations Blue Chip Fund, Nations Capital Income Fund and Nations Asset Allocation Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange. The performance and yield of a class of shares in Nations Intermediate Bond Fund may be compared to the Shearson Lehman Intermediate Government Bond Index, an unmanaged index of intermediate government securities. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

         Each Fund may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

         IBBOTSON DATA. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 1995, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $165.75 million. The unweighted average market capitalization was $82.97 million, while the median was $56.0 million.

         Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

         Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         CTR = (ERV-P) 100
         -----------------
                 P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P = initial payment of $1,000.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

                             Cumulative Total Return
                             -----------------------

                                                                                               10 Year Period   10 Year Period
                                                                                               Ended 2/28/99    Ended 2/28/99
                                                                                               or Inception     or Inception
                             FYE             FYE             5 Year Period    5 Year Period    through          through
                             2/28/99         2/28/99         Ended 2/28/99    Ended 2/28/99    2/28/99          2/28/99
                             Without         Including       Without          Including        Without          Including
                             Sales           Sales           Sales            Sales            Sales            Sales
                             Charges         Charges         Charges          Charges          Charges          Charges
                             -------         -------         -------          -------          -------          -------

Nations Capital Income Fund
    Investor A Shares            4.64%          -1.36%          79.22%            68.93%          338.14%         312.85%
    Investor B Shares            4.29%           4.29%          77.22%            77.22%          333.25%         333.25%
    Investor C Shares            4.33%           4.33%          78.70%            78.70%          336.86%         336.86%

Nations Asset Allocation
Fund
    Investor A Shares           14.72%           8.11%         114.22%           101.84%          111.93%          99.68%
    Investor B Shares           14.33%          14.33%         113.48%           113.48%          111.20%         111.20%
    Investor C Shares           14.23%          14.23%         111.49%           111.49%          109.23%         109.23%
    Seafirst Shares             14.76%          14.76%         113.87%           113.87%          257.86%         257.86%

Nations California
Municipal Bond Fund
    Investor A Shares            5.94%            .92%          33.32%            27.04%          106.58%          96.77%
    Investor B Shares            5.25%           5.25%          32.46%            32.46%          105.25%         105.25%

                                      123

Nations Intermediate Bond
Fund
    Investor A Shares            4.89%           1.44%          32.25%            27.94%           30.79%          26.49%
    Investor C Shares            4.76%           4.76%          31.19%            31.19%           29.74%          29.74%
    Seafirst Shares              4.88%           4.88%          30.16%            30.16%          102.87%         102.87%

Nations Blue Chip Fund
    Investor A Shares           18.58%          11.78%         189.55%           172.95%          188.97%         172.27%
    Investor B Shares           18.14%          18.14%         188.48%           188.48%          187.90%         187.90%
    Investor C Shares           17.96%          17.96%         185.77%           185.77%          185.20%         185.20%
    Seafirst Shares             18.89%          18.89%         190.23%           190.23%          427.16%         427.16%


* Primary A Shares of the Trust do not carry a sales charge.

         The Primary Shares and Investor A, B and C Shares of the Funds may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month or a three-month period as a percentage of the maximum offering price per share on the last day of such period. The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

         The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by DONOGHUE'S MONEY FUND REPORT, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas. Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, OR in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

                                 5% SHAREHOLDERS
         The following table sets forth certain information concerning each person who, to the Trust's knowledge, is a record owner of 5% or more of the Shares of a class of a Fund. Information is given as of July 20, 1999.

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

Asset Allocation Fund  Paco                                Primary A           74.07%            1.64%
                       Attn:  Mutual Funds Unit #38615    256,217.348;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Paco - Cash Account                 Primary A           16.06%           0.36%
                       Attn:  Mutual Funds Unit #38615    55,553.060;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Bank of America Trst Cherry         Primary A           6.08%            0.13%
                       Deferred Compensation Trust        21,041.940;
                       DTD 1/25/96 A/C 01-002-0008437        record
                       Attn Kate Long Rm 03
                       231 La Salle
                       Chicago, IL  60604-1407

                       Stephens Inc                        Primary B            100%            0.01%
                       Attn:  Cindy Cole                 1.072; record
                       111 Center Street
                       Little Rock, AR  72201

                       Vanguard Fiduciary Trust            Investor A          5.16%            0.85%
                       Company                            133,146.321;
                       FBO Kirkland & Ellis Def              record
                       Contribution Retirement Plan
                       91926
                       PO Box 2600
                       Valley Forge, PA  19482-2600

                       State Street Bank & Trust Co        Investor C          97.50%           0.52%
                       TTEE                               80,750.710;
                       FBO, Coastgear & Company              record
                       Attn:  Kevin Smith
                       105 Rosemont Ave
                       Westwood, MA  02090

                       Seafirst Bank                    Seafirst Class;         100%
                       FBO Retirement Services               record
                       PO Box 84248
                       Seattle, WA  98124-5548

Blue Chip Fund         Paco - Cash Account                 Primary A           38.26%           1.26%
                       Attn:  Mutual Funds Unit #38615    331,977.554;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Paco                                Primary A           33.31%           1.09%
                       Attn:  Mutual Funds Unit #38615    289,007.977;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Bank of America NA                  Primary A           18.24%           0.60%
                       Attn Tony Farrer (B Shares)        158,282.192;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Bank of America NA                  Investor A         6.1330%           2.46%
                       The Private Bank                   649,449.576;
                       Attn Common Trust Funds Unit          record
                       38329
                       PO Box 3577
                       Los Angeles, CA  90051-1577

                       State Street Bank & Trust Co        Investor C          85.80%           1.00%
                       TTEE                               264,468.474;
                       FBO, Coastgear & Company              record
                       Attn:  Kevin Smith
                       105 Rosemont Ave
                       Westwood, MA  02090


                                      124

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Corelink Financial Inc              Investor C          6.13%            0.07%
                       PO Box 4054                        18,885.721;
                       Concord, CA  94524-4054               record

                       Seafirst Bank                     Seafirst Class         100%            52.52%
                       FBO Retirement Services          13,866,672.392;
                       PO Box 84248                          record
                       Seattle, WA  98124-5548

California Municipal   Paco - Cash Account                 Primary A           52.89%           2.76%
Bond Fund              Attn:  Mutual Funds Unit #38615    727,732.310;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Paco                                Primary A           33.87%           1.77%
                       Attn:  Mutual Funds Unit #38615    466,020.169;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Bank of America NA                  Primary A           9.00%            0.47%
                       Attn Tony Farrer                   123,783.347;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202-2911

                       Stephens Inc                        Investor C           100%            0.01%
                       Attn:  Cindy Cole                 3.337; record
                       111 Center Street
                       Little Rock, AR  72201

                       BA Investment Services, Inc.        Investor B          8.31%            0.13%
                       FBO 405015951                      34,199.726;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

                       BA Investment Services, Inc.        Investor B          8.12%            1.26%
                       FBO 436339241                      33,422.460;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107

                       BA Investment Services, Inc.        Investor B          6.46%            0.10%
                       FBO 404377331                      26,590.419;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107-1729

                       BA Investment Services, Inc.        Investor B          5.76%            0.09%
                       FBO 435242481                      23,695.774;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107-1729



                                      125

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       BA Investment Services, Inc.        Investor B          5.19%            0.08%
                       FBO 428124871                      21,366.415;
                       185 Berry St.                         record
                       3rd Floor #12640
                       San Francisco, CA  94107-1729

California             BA Investment Services Inc           Advisor;           80.61%           19.13%
Tax-Exempt Reserves    for the Benefit of Customers     330,361,140.560;
                       Attn H David Jones III                record
                       PO Box 7042
                       San Francisco, CA  94120-7042

                       Stephens Inc                      Daily; 25.060;         100%            0.00%
                       Attn:  Cindy Cole                     record
                       111 Center Street
                       Little Rock, AR  72201

                       Stephens Inc                         Capital;            100%            0.00%
                       Attn:  Cindy Cole                 25.250; record
                       111 Center Street
                       Little Rock, AR  72201

                       National Financial for the          Investor;           48.40%           16.03%
                       Exclusive Benefit of our         276,898,841.770;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       BA Investment Services Inc          Investor;           45.91%           15.21%
                       for the Benefit of Customers     262,667,899.600;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       Stephens Inc                     Market; 25.060;         100%            0.00 %
                       Attn:  Cindy Cole                     record
                       111 Center Street
                       Little Rock, AR  72201

                       Stephens Inc                        Liquidity;           100%            0.00 %
                       Attn:  Cindy Cole                     25.060
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America NA Trst/Cus           Trust;            99.96%           21.88%
                       Attn Common Tr FDS Unit 38329    378,004,155.810;
                       Terminal Anex                         record
                       PO Box 513577
                       Los Angeles, CA  90051-1577

Cash Reserves          Security Pacific Cash                Advisor;           27.47%           3.21%
                       Management                       854,362,100.000;
                       c/o Bank of America-GPO M/C           record
                       5533 Attn Regina Olsen
                       1850 Gateway Blvd # 5533
                       Concord,CA 94520-3275

                       Bankers Trust FBO                    Advisor            8.83%            5.21%
                       Tenneco Salary - 193024          90,046,127.760;
                       PO Box 9014                           record
                       Church Street Station
                       New York, NY  10008



                                      126

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       BA Investment Services Inc            Daily;            49.87%           10.34%
                       for the Benefit of Customers     2,748,154,422.950
                       Unit 17852 Attn H David Jones
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       National Financial for the            Daily;            23.60%           4.89%
                       Exclusive Benefit of our         1,300,564,893.070;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       Bank of America NA                   Capital;           11.20%           1.22%
                       Private Bank                     325,089,215.210;
                       Attn Common Tr Fds Unit 38329         record
                       Terminal Annex
                       PO Box 513577
                       Los Angeles, CA  90051-1577

                       The Anschutz Corporation             Capital;           10.38%           1.13%
                       Attn Thomas G Kundert            301,282,494.040;
                       555 Seventeenth Street                record
                       Suite 2400
                       Denver, CO  80202

                       General Motors Acceptance Corp       Capital;           6.89%            0.75%
                       Attn E Wayne Crawford            200,000,000.000;
                       3031 W Grand Blvd Ste 695           record and
                       M/C 482-206-695                     beneficial
                       Detroit, MI  48202

                       Hare & Co, Bank of New York          Capital;           5.63%            0.61%
                       Attn Stif/Master Note            163,529,099.840;
                       One Wall Street 2nd Fl                record
                       New York, NY  10286

                       BA Investment Services Inc          Investor;           59.65%           8.07%
                       for the Benefit of Customers     2,147,225,460.340;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       Silicon Valley Bank                 Investor;           20.61%           2.79%
                       Attn:  Jess R Gutierrez          741,825,568.880;
                       3003 Tasman Drive Mshg 110          record and
                       Santa Clara, CA  95054              beneficial

                       National Financial for the          Investor;           10.63%           1.44%
                       Exclusive Benefit of our         382,742,123.430;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       NationsBank SWP Disbursement NC   Service Shares         100%            0.04%
                       NationsBank Sweep/Autoborrow      11,000,000.00;
                       First Citizens Bldg                   record
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255




                                      127

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       BA Investment Services Inc           Service;           12.24%
                       for the Benefit of Customers     380,650,624.500;
                       Attn H David Jones III                record
                       PO Box 7042
                       San Francisco, CA  94120-7042

                       Bank of America NA                 Trust Shares         99.39%           6.51%
                       Financial Mgmt & Trust Services  1,731,854,059.930;
                       Attn Common Tr FDS Unit 38329         record
                       Terminal Annex
                       PO Box 513577
                       Los Angeles, CA  90051-1577

                       NationsBank SWP Disbursement NC    Market Class          100%            6.84%
                       NationsBank Sweep/Autoborrow     1,820,000,000.000;
                       First Citizens Bldg                   record
                       128 S Tryon St NC 01-006-08-03
                       Charlotte, NC  28255

                       The Bank of New York as Agent     Capital Class         15.70%           2.80%
                       for its Securities Lending       745,000,000.000;
                       Customers                             record
                       101 Barclay Street
                       New York, NY  10286

                       Bank of America NA                Capital Class         13.96%           2.49%
                       Attn: David Thayer               662,378,021.120;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202

                       Charter Communications            Capital Class         11.59%           2.06%
                       Operating LLC                    550,000,000.000;
                       Attn Ralph Kelly                    record and
                       12444 Powerscourt Dr Ste 100        beneficial
                       Saint Louis, MO  63131-3617

                       Bank of America NA Agent FBO     Liquidity Class        30.27%           0.20%
                       Global Finance Sweep Customers   554,479,620.440;
                       Attn Steven Edwards                   record
                       1201 Main Street TX1-609-21-04
                       Dallas, TX  75202

                       Hans-Werner Hector               Liquidity Class        6.68%            0.46%
                       33-B Eugenia Avenue              122,270,694.160;
                       Kiawah Island, SC  29455-5608       record and
                                                           beneficial

                       Olen Commercial Realty Corp      Liquidity Class        5.41%            0.37%
                       PO Box 7069                      99,012,870.830;
                       Newport Beach, CA  92658-7069       record and
                                                           beneficial

                       Lennar Land Partners             Liquidity Class        4.91%            0.33%
                       Investments                      90,000,000.000;
                       Attn Wayneright Malcolm             record and
                       700 NW 107th Ave                    beneficial
                       Miami, FL  33172

                       Bank of America NA Agent FBO     Liquidity Class        40.00%           0.31%
                       Global Finance Sweep Customers   82,988,902.990;
                       Attn Steven Edwards                   record
                       1201 Main Street TX1-609-21-04
                       Dallas, TX  75202


                                      128

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       ECT Securities LTD Partnership   Liquidity Class        19.77%           0.17%
                       c/o Enron Corp                   45,580,681.440;
                       Attn Donna Lowry EB 2881            record and
                       P O Box 1188                        beneficial
                       Houston, TX  77251-1188

                       Janet Sue Beck                   Liquidity Class        8.47%            0.07%
                       Separate Property                19,515,599.270;
                       6211 Raintree Ct                    record and
                       Dallas, TX  75240                   beneficial

Nations Capital        Paco - Cash Account                 Primary A           52.00%           0.89%
Income Fund            Attn:  Mutual Funds Unit #38615    167,083.271;
                       PO Box 513577                       record and
                       Los Angeles, CA  90051-1577         beneficial

                       Paco                                Primary A           44.18%           0.75%
                       Attn:  Mutual Funds Unit #38615    141,955.442;
                       PO Box 513577                       record and
                       Los Angeles, CA  90051-1577        benfeficial

                       State Street Bank & Trust Co        Investor C          79.41%           0.45%%
                       TTEE                               84,804.867;
                       FBO, Coastgear & Company              record
                       Attn:  Kevin Smith
                       105 Rosemont Ave
                       Westwood, MA  02090

                       Corelink Financial Inc              Investor C          8.08%            0.04%
                       PO Box 4054                         8,631.107;
                       Concord, CA  94524-4054               record

Government Reserves    BA Investment Services Inc           Advisor;           7.18%            1.50%
                       for the Benefit of Customers     22,941,090.740;
                       Attn H David Jones III                record
                       PO Box 7042
                       San Francisco, CA  94120-7042

                       Guilford Glazer TTEE                 Advisor;           6.21%            1.30%
                       9440 Santa Monica Blvd Ste 610   19,846,762.590;
                       Beverly Hills, CA  90210-4619       record and
                                                           beneficial

                       National Financial for the            Daily;             100%            1.55%
                       Exclusive Benefit of our         23,596,460.820;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       Chase Manhattan Bank                 Capital;           38.77%           3.23%
                       FBO Global Trust                 49,130,402.860;
                       Attn Dave Sturman                     record
                       450 W 33rd St Fl 15
                       New York, NY 10001-2603

                       Lone Star Technologies Inc           Capital;           16.63%           1.38%
                       Attn Charles J Keszler           21,070,175.750;
                       PO Box 803546                       record and
                       Dallas, TX  75380-3546              beneficial



                                      129

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       U S Bank Trust NA                    Capital;           10.96%           0.91%
                       ESCR Kaiser Aluminum Corp/Dol    13,883,754.640;
                       Attn Corp Trust Srvcs                 record
                       601 Union St Ste 2120
                       Seattle, WA  98101-2331

                       Skinner Corporation                  Capital;           7.23%            0.60%
                       Attn Debbie Sokvitne              9,163,659.190;
                       1326 5th Ave Ste 711                record and
                       Seattle, WA  98101-2640             beneficial

                       Bank of America NA                   Capital;           5.51%            0.45%
                       Trst Financial Mgmnt & Trust      6,978,016.860;
                       Svcs                                  record
                       Attn Common Tr FDS Unit 38329
                       Terminal Annex
                       PO Bxo 513577
                       Los Angeles, CA  90051-1577

                       Collins & 194th Associates Ltd    Adviser Class         15.77%           0.47%
                       DBA Ocean 1 Condominium           7,164,994.310;
                       Corporate                           record and
                       19250 Collins Ave                   beneficial
                       N Miami Beach, FL  33160

                       Ocean Two by Chicago Title        Adviser Class         10.75%           0.32%
                       Insurance Co as Escrow Agent      4,886,184.830;
                       File #309900567                       record
                       Attn Team Acctg
                       1818 S Australian Ave
                       West Palm Beach, FL  33409

                       L Frank Pitts DBA Pitts Oil       Adviser Class         6.72%            0.20%
                       Company                           3,055,744.510;
                       4600 Greenville Ave Ste 200         record and
                       Dallas, TX  75206                   beneficial

                       Geneva Assoc Merchant Banking     Adviser Class         5.61%            0.16%
                       Partners I LLC                    2,549,859.550;
                       Attn Maggie Styers                  record and
                       PO Box 21962                        beneficial
                       Greensboro, NC  27420-1962

                       Collins & 194th Associates Ltd    Adviser Class         5.37%            0.16%
                       by Chicago Title Insurance Co     2,439,882.300;
                       as Escrow Agent                     record and
                       c/o State Accounting                beneficial
                       1818 S Australian Ave Suite 210
                       West Palm Beach, FL  33409

                       North Kansas City Hospital        Adviser Class         5.04%            0.15%
                       Attn Mike Wright                  2,290,103.270;
                       2800 Clay Edwards Dr                record and
                       No Kansas City, MO  64116           beneficial



                                      130

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       BA Investment Services Inc          Investor;           63.90%           12.47%
                       for the Benefit of Customers     189,509,978.870;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       National Financial for the          Investor;           23.43%           4.57%
                       Exclusive Benefit of Our         69,479,710.090;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       Hare & Co, Bank of New York         Investor;           6.63%            1.29%
                       Attn Stif/Master Note            19,664,381.380;
                       One Wall Street 2nd Fl                record
                       New York, NY  10286

                       Bank of America SWP                Market Class          100%            23.06%
                       Disbursement NC Bank of          350,500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                      Daily Shares          100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America SWP               Service Shares         100%            0.03%
                       Disbursement NC Bank of            500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                     Investor Class         100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America NA                 Trust Shares          100%            10.96%
                       Financial Mgmt & Trust Services  166,598,173.250;
                       Attn Common Tr FDS Unit 38329         record
                       Terminal Annex
                       PO Box 513577
                       Los Angeles, CA  90051-1577

                       Flagler Co Board of               Capital Class         29.26%           2.54%
                       Commissioners #1 Fund            38,699,900.840;
                       PO Box 787                          record and
                       201 East Moody Blvd                 beneficial
                       Bunnel, FL  32110

                       Reese M Rowling                   Capital Class         24.62%           2.14%
                       500 N Water St Suite 1100N       32,553,248.210;
                       Corpus Christi, TX  78471-0000      record and
                                                           beneficial

                       Cannan Communications Inc         Capital Class         15.26%           1.32%
                       City National Bldg               20,184,615.710;
                       807 8th Street Ste 503              record and
                       Wichita Falls, TX  76301-3304       beneficial



                                      131

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Orbital Imaging Corporation       Capital Class         7.79%            0.67%
                       Attn Martha Darden               10,299,359.330;
                       21700 Atlanta Blvd                  record and
                       Dulles, VA  20166-6801              beneficial

                       Novabus of America Inc            Capital Class         5.46%            0.47%
                       General Account                   7,225,420.830;
                       Dan Alexander A/S                   record and
                       PO Box 5670                         beneficial
                       Roswell, MN  88202-5670

                       Norwest Bank as TTEE for Pace    Liquidity Class        17.00%           0.64%
                       Academy                           9,778,412.330;
                       6 St Marquette Avenue                 record
                       Minneapolis, MN  55479

                       Comptrust AGC                    Liquidity Class        15.75%           0.59%
                       Workers Comp Trust Fund SC        9,055,663.930;
                       Attn Vicky Petit                      record
                       P O Box 30277
                       Charlotte, NC  28230

                       J&E Oil Inc                      Liquidity Class        15.50%           0.58%
                       300 E Edinburg                    8,917,434.470;
                       Elsa, TX  78543                     record and
                                   beneficial

                       SQL Financials Inc               Liquidity Class        12.17%           0.04%
                       Attn Bill Fielder                 6,999,848.310;
                       3950 Johns Creek Ct Ste 100         record and
                       Suwanee, GA  30024                  beneficial

                       Comptrust AGC                    Liquidity Class        11.98%           0.45%
                       Workers Comp Trust Fund NC        6,887,663.440;
                       Attn Vicky Petit                    record and
                       P O Box 30277                       beneficial
                       Charlotte, NC  28230

                       Texas New Mexico Power Company   Liquidity Class        11.66%           0.44%
                       Attn Cash Manager                 6,708,278.560;
                       PO Box 2943                         record and
                       Fort Worth, TX  76113               beneficial

Municipal Reserves     BA Investment Services Inc           Advisor;           50.21%           1.52%
                       for the Benefit of Customers     24,808,484.550;
                       Attn H David Jones III                record
                       PO Box 7042
                       San Francisco, CA  94120-7042

                       Black Hills Energy Resources         Advisor;           10.23%           0.31%
                       Inc                               5,056,628.270;
                       2323 S Shepherd Dr Ste 1150         record and
                       Houston, TX  77019-7022             beneficial

                       Jack Kirk                            Advisor;           6.60%             .20%
                       1533 NW Blue Ridge Dr             3,259,694.330;
                       Seattle, WA  98177-5418             record and
                                                           beneficial




                                      132

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       The Lynn E Barr                      Advisor;           5.58%            0.16%
                       and Linda D. Barr                 2,755,563.140;
                       Trst as Amended and Restated in     record and
                       PO Box 2000                         beneficial
                       Benicia, CA  94510-0809

                       National Financial for the            Daily;            72.12%           9.21%
                       Exclusive Benefit of our         149,622,265.300;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       BA Investment Services Inc            Daily;            27.88%           1.71%
                       for the Benefit of Customers     57,840,018.350;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       BA Investment Services Inc            Daily;            99.98%           22.58%
                       for the Benefit of Customers     366,589,273.260;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       The Anschutz Corporation             Capital;           98.52%           3.08%
                       Attn Thomas G Kundert            50,046,805.050;
                       555 Seventeenth Street              record and
                       Suite 2400                          beneficial
                       Denver, CO  80202

                       BA Investment Services Inc          Investor;           97.63%           9.55%
                       for the Benefit of Customers     155,085,857.290;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       Phil McDaniel                     Adviser Class         16.64%           0.36%
                       51 Water Street                   5,952,628.760;
                       St Augustine, FL  32084-0000        record and
                                                           beneficial

                       Timothy A Braswell                Adviser Class         15.05%           0.33%
                       17925 S E Village Circle          5,384,562.490;
                       Tequesta, FL  33469                 record and
                                                           beneficial

                       Addlestone International          Adviser Class         10.04%           0.22%
                       Attn Nathan Addlestone            3,593,897.440;
                       PO Box 979                          record and
                       Charleston, SC  29402-0979          beneficial

                       Heritage Bag Company              Adviser Class         10.01%           0.22%
                       1648 Diplomat Drive               3,579,869.300;
                       Carrollton, TX  75006-6847          record and
                                                           beneficial

                       Bank of America SWP                Market Class          100%            10.13%
                       Disbursement NC Bank of          164,500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255




                                      133

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Stephens Inc.                      Daily Shares          100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Stephens Inc.                     Service Shares         100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Stephens Inc.                     Investor Class         100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America FM & TS Oper CA    Trust Shares          100%            37.65%
                       Attn Common Tr FDS Unit 38329    611,268,616.610;
                       Terminal Annex                        record
                       PO Box 513577
                       Los Angeles, CA  90051-1577

                       Bank of America NA                Capital Class         56.34%           6.31%
                       Attn David Thayer                102,556,077.870;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202

                       Daniel R Harper TTEE              Capital Class         16.08%            1.80%
                       Daniel R Harper Revocable        29,266,046.950;
                       Living Trust                        record and
                       U/A DTD 7/13/90                     beneficial
                       14860 Six Mile Cypress Pkwy
                       Ft Myers, FL  33912-4406

                       Michael S. Egan                  Liquidity Class        29.48%           2.96%
                       Attn Robin Segaul                48,094,557.630;
                       333 East Las Olas Blvd              record and
                       Ft Lauderdale, FL  33301            beneficial

                       W Ray Wallace                    Liquidity Class        15.00%           1.51%
                       P O Box 568887                   24,461,283.200;
                       Dallas, TX  75356                   record and
                                                           beneficial

                       Vintec Company                   Liquidity Class        11.28%           1.13%
                       1501 Malloy Ln                   18,398,045.570;
                       P O Box 1258                        record and
                       Murfreesboro, TN  37133             beneficial

                       Sheldon H Solow                  Liquidity Class        10.11%           1.02%
                       Personal & Confidential          16,485,500.000;
                       9 W 57th St                         record and
                       New York, NY  10019-2701            beneficial

                       WRW Equities LTD                 Liquidity Class        6.10%            0.61%
                       5500 Preston Rd #220              9,957,958.340;
                       Dallas, TX  75205                   record and
                                                           beneficial



                                      134

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Johnson Ezell Corporation        Liquidity Class        6.01%            0.60%
                       FBO Neil Ezell                    9,803,968.090;
                       18167 US Highway 19 N Ste 660       record and
                       Clearwater, FL  33764-6569          beneficial

Money Market Reserves  MSP Acquisition Corp             Liquidity Class        49.37%           0.28%
                       314 Main St Ste 300               4,644,464.830;
                       Fort Worth, TX  76102-7407          record and
                                   beneficial
                       Micro Craft Inc                  Liquidity Class        24.02%           0.13%
                       Attn Tom Headlee                  2,259,371.500;
                       P O Box 370                         record and
                       Tullahoma, TN  37388                beneficial

                       Undiscovered Managers LLC        Liquidity Class        18.07%           0.10%
                       Attn James Vetter                 1,700,000.000;
                       700 N Pearl Ste 2400 LB342          record and
                       Dallas, TX  75201-2832              beneficial

                       Volunteers of America Inc        Liquidity Class        8.19%            0.05%
                       Attn Accounting                    770,774.600;
                       110 S Union St                      record and
                       Alexandria, VA  22314-3351          beneficial

                       Central Carolina Bank             Advisors Class        48.96%           0.19%
                       Attn Cash Management              3,190,089.090;
                       111 Corcoran Street 2nd Flr MO        record
                       2-1
                       Durham, NC  27701

                       Town of Smithfield Bond Fund      Advisors Class        27.40%           0.11%
                       Attn Suzanne Pittman              1,785,475.040;
                       310 Institute St                    record and
                       Smithfield, VA  23430-1114          beneficial

                       Ottenheimer Equipment Co Inc      Advisors Class        9.25%            0.04%
                       Attn Mark Ottenheimer              602,702.110;
                       2607 N Rolling Rd Ste 210           record and
                       Baltimore, MD  21244                beneficial

                       Dolphin Mall Associates LP        Advisors Class        7.27%            0.03%
                       Wage Program                       473,721.770;
                       Attn Marie Ammatteo                 record and
                       200 S Park Rd Ste 200               beneficial
                       Hollywood, FL  33021-8541

                       Bank of America SWP                Market Class          100%            49.01%
                       Disbursement NC Bank of          821,000,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                      Daily Shares          100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America SWP               Service Shares         100%            0.15%
                       Disbursement NC Ban k of          2,500,000.000;
                       America Sweep/Autoborrow              record



                                      135

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                     Investor Class         100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Stephens Inc.                      Trust Shares          100%            0.00%
                       Attn Cindy Cole                   10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Arkansas State Treasury           Capital Class         11.89%           5.93%
                       Attn Treasury Management         99,300,857.160;
                       State Capitol Building Rm 220       record and
                       Little Rock, AR  72201              beneficial

                       Bank of America NA                Capital Class         9.43%            4.70%
                       Attn David Thayer                78,760,713.970;
                       1401 Elm Street 11th Floor            record
                       Dallas, TX  75202

                       Dallas ISD General Fund           Capital Class         7.92%            3.95%
                       Attn Dick Williams Room 218C     66,150,560.610;
                       3700 Ross Avenue                    record and
                       Dallas, TX  75204                   beneficial

                       Cendant Corporation               Capital Class         7.01%            3.50%
                       Attn Kim Sanborn                 58,522,835.220;
                       6 Sylvan Way                        record and
                       Parsippany, NJ  07054               beneficial

                       Agrium U S Inc                    Capital Class         5.54%            2.76%
                       Attn Treasury Department         46,251,255.080;
                       13131 Lake FraserDrive SE           record and
                       Calgary AB Canada T2J 7E8           beneficial

Treasury Reserves      National Financial for the            Daily;            8.30%            0.90%
                       Exclusive Benefit of our         51,346,149.790;
                       Customers                             record
                       200 Liberty St
                       1 World Financial Ctr
                       Attn Mutual Funds 5th Flr
                       New York, NY  10281

                       National Rv Holdings Inc              Daily;            5.06%            0.50%
                       Attn Kenneth Ashley              31,308,281.140;
                       3411 N Perris Blvd                  record and
                       Perris, CA  92571-3100              beneficial

                       Clark County Public               8,846,161.340;        7.82%            0.10%
                       Administration                      record and
                       Attn Jared E Shafer                 beneficial
                       1700 Pinto Ln
                       Las Vegas, NV 89106-4102

                       Los Angeles Department of            Capital;           19.54%           1.00%
                       Airports                         61,050,961.690;
                       Attn Sandee Parks                   record and
                       515 S Flower St                     beneficial
                       Los Angeles, CA  90071-2201


                                      136

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

                       Hare & Co, Bank of New York          Capital;           8.60%            0.50%
                       Attn Stif/Master Note            26,860,046.930;
                       One Wall Street 2nd Fl                record
                       New York, NY  10286

                       E D Fund                             Capital;           8.45%            0.40%
                       Attn Duane Hill                  26,404,719.940;
                       3300 Zinfandel Dr                   record and
                       Rancho Cordova, CA  95670-6043      beneficial

                       CDO Capital LLC                      Capital;           7.51%            0.40%
                       Cash Reserve Account             23,469,019.900;
                       Attn Tom Gohde                        record
                       6111 N River Rd
                       Rosemont, IL  60018-5158

                       California Independent System        Capital;           6.48%            0.30%
                       Operator                         20,249,711.240;
                       Attn Chief Financial Officer          record
                       151 Blue Ravine Rd
                       Folsom, CA  95630-4704

                       Save Mart Supermarkets               Capital;           6.08%            0.30%
                       Attn Linda Kline                 19,000,000.000;
                       PO Box 4278                           record
                       Modesto, CA  95352-4278

                       BA Investment Services Inc          Investor;           53.04%           2.60%
                       for the Benefit of Customers     155,539,577.330;
                       Unit 17852 Attn H David Jones         record
                       3rd
                       PO Box 7042
                       San Francisco, CA  94120

                       Hare & Co, Bank of New York      100,613,314.580;       34.31%           1.70%
                       Attn Stif/Master Note                 record
                       One Wall Street 2nd Fl
                       New York, NY  10286

                       Hare & Co, Bank of New York       Adviser Class         16.70%           3.53%
                       Attn Stif/Master Note            59,161,080.800;
                       One Wall Street 2nd Fl                record
                       New York, NY  10286

                       Central Carolina Bank             Adviser Class         10.67%           2.26%
                       Attn Cash Management             37,800,111.220;
                       111 Corcoran Street 2nd Flr MO      record and
                       2-1                                 beneficial
                       Durham, NC  27701

                       Primus Telecommunications         Adviser Class         5.63%            1.19%
                       International Inc                19,944,679.880;
                       Attn Andy Dolan                     record and
                       1700 Old Meadow Road Suite 300      beneficial
                       McLean, VA  22102

                       Stephens Inc                       Daily Shares          100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201



                                      137

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------
                       Bank of America SWP                Market Class          100%            0.00%
                       Disbursement NC Bank of          1,331,500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Bank of America SWP               Service Shares         100%            0.15%
                       Disbursement NC Bank of           2,500,000.000;
                       America Sweep/Autoborrow              record
                       First Citizens Bldg
                       128 S Tryon St NC1-006-08-03
                       Charlotte, NC  28255

                       Stephens Inc.                     Investor Class         100%            0.00%
                       Attn:  Cindy Cole                 10.000; record
                       111 Center Street
                       Little Rock, AR  72201

                       Bank of America NA                 Trust Shares          100%            38.10%
                       Financial Mgmt & Trust Services  638,299,127.360;
                       Attn Common Tr FDS Unit 38329         record
                       Terminal Annex
                       PO Box 513577
                       Los Angeles, CA  90051-1577

                       Mindspring Enterprises Inc        Capital Class        47.1119%          22.54%
                       1430 W Peachtree St NW           377,638,847.380;
                       Atlanta, GA  30309                  record and
                                                           beneficial

                       Bank of America NA                Capital Class        19.6530%          9.40%
                       Attn:  David Thayer              157,534,168.790
                       1401 Elm Street 11th Floor
                       Dallas, TX  75202

                       Banc of America LLC               Capital Class         8.64%            4.13%
                       Attn Mutual Funds                69,235,962.290;
                       600 Montgomery St                     record
                       San Francisco, CA  94111

                       Commercial Financial Svcs Inc     Capital Class         5.18%            2.48%
                       Operating Account                41,503,176.430;
                       Attn Accounting Department            record
                       2448 E 81st St Ste 5200
                       Tulsa, OK  74137-4248

Nations Intermediate   Paco - Cash Account                 Primary A           85.10%           8.85%
Bond Fund              Attn:  Mutual Funds Unit #38615    773,710.492;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

                       Paco                                Primary A          14.9004%          1.55%
                       Attn:  Mutual Funds Unit #38615    135,472.483;
                       PO Box 513577                         record
                       Los Angeles, CA  90051-1577

Nations Intermediate   Corelink Financial Inc              Investor C          99.95%           0.08%
Bond Fund              PO Box 4054                         7,201.550;
                       Concord, CA  94524-4054               record



                                      138

                                                          Class; Amount
                                                            of Shares
                                                         Owned; Type of      Percentage       Percentage
        Fund                  Name and Address             Ownership          of Class          of Fund
        ----                  ----------------             ---------          --------          -------

Nations Intermediate   Seafirst Bank                     Seafirst Class         100%            33.68%
Bond Fund              FBO Retirement Services           2,943,694.026;
                       PO Box 84248                          record
                       Seattle, WA  98124-5548

Nations Intermediate   Bank of America NA                  Investor A          75.02%           42.82%
Bond Fund              The Private Bank                  3,742,327.004;
                       Attn Common Trust Funds Unit          record
                       38329
                       PO Box 3577
                       Los Angeles, CA  90051-1577

                       Union Bank Trust Nominee            Investor A          5.90%            3.37%
                       FBO Angelus Sanitary               294,321.649;
                       Can Machine Co                        record
                       Emp Welfare BP 610001305-00
                       PO Box 85484
                       San Diego, CA  92186-5484


         As of August 1998, Bank of America Corporation and its affiliates owned of record more than 25% of the outstanding shares of the companies acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of such companies under the 1940 Act.

                                   SCHEDULE A
                                   ----------

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

             AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.